                          FIRST SUPPLEMENTAL INDENTURE

         FIRST SUPPLEMENTAL INDENTURE ("Supplemental Indenture"), dated as of February 3, 2003, by and among All Star Gas Corporation, a Missouri corporation ("All Star" or the "Company"), each of the entities listed on Schedule "A" attached hereto and made a part hereof (collectively, the "Subsidiary Guarantors") and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee (the "Trustee").

                                   BACKGROUND

         WHEREAS, the Company, certain of the Subsidiary Guarantors (the "Original Guarantors") and the Trustee have heretofore executed and delivered an Indenture, dated as of February 23, 2001 (the "Indenture"), pursuant to which the Company issued $53,063,600 in aggregate principal amount of its 11% Senior Secured Notes due 2003 (the "Securities"); and

         WHEREAS, Section 8.2 of the Indenture provides that the Company, the Original Guarantors and the Trustee may, with the written consent and direction of the Holders of at least a majority in aggregate principal amount of the outstanding Securities (the "Requisite Consent") enter into a supplemental indenture for the purpose of amending the Indenture; and

         WHEREAS, pursuant to a certain Financing Agreement dated as of the date hereof among the lenders party thereto ("Lenders"), the Subsidiary Guarantors, Madeleine L.L.C., a New York limited liability company, as agent for the Lenders (in such capacity, "Agent") and the Company, the Lenders are extending credit to the Company (the "Financing Agreement"), for use in paying vendors and other fees and expenses in exchange for certain rights; and

         WHEREAS, Red Top Gas, Incorporated and Ellington Propane, Inc., which were not the Original Guarantors, are included on Schedule "A" as Subsidiary Guarantors; and

         WHEREAS, the Company executed Demand Promissory Notes (collectively, the "January Notes"), dated as of January 2, 2003, January 16, 2003 and January 24, 2003 for the aggregate principal amount of $1.25 million payable to Morgan Stanley Emerging Markets Inc. and Madeleine L.L.C.; and

         WHEREAS, the Subsidiary Guarantors executed Guaranties (collectively, the "January Guaranties" and, collectively with the January Notes, the "January Notes and Guaranties"), dated as of January 2, 2003 and January 16, 2003 and January 24, 2003 guaranteeing the Company's obligations under the January Notes to Morgan Stanley Emerging Markets Inc. and Madeleine L.L.C.; and

         WHEREAS, pursuant to the January Notes and Guaranties, the Company and the Subsidiary Guarantors granted to Morgan Stanley Emerging Markets Inc. and Madeleine L.L.C. security interests in substantially all of their assets; and

         WHEREAS, pursuant to the Financing Agreement, the Company and the Subsidiary Guarantors granted the Agent, for the benefit of the Lenders, security interests in substantially all of their asserts; and

         WHEREAS, in connection with the transactions contemplated by the Financing Agreement, the Agent and the Lenders require that the Trustee enter into the Intercreditor and Subordination Agreement dated as of the date hereof (the "Intercreditor and Subordination Agreement"), pursuant to which the Trustee on behalf of the Holders agrees to subordinate the liens that secure the Securities to the liens in favor of the Agent in connection with the Financing Agreement and the January Notes and Guaranties; and

         WHEREAS, the Trustee has received the Requisite Consent to effect an amendment to the Indenture; and

         WHEREAS, each of the Company and the Subsidiary Guarantors has been authorized by a resolution of its respective Board of Directors to enter into this Supplemental Indenture.

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the holders of the Securities, the Company, the Subsidiary Guarantors and the Trustee, intending to be legally bound, hereby agree as follows:

                                   ARTICLE ONE

Section 1.01.     Definitions.

                  Capitalized terms used in this Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

                                   ARTICLE TWO

Section 2.01.     Amendment of Section 1.1

                  The provisions of Section 1.1 of the Indenture are amended by:

                  (a) adding those terms and the respective meanings thereto that are defined in this Supplemental Indenture;

                  (b) deleting clause (vi) and the last sentence of the definition "Change of Control"; and

                  (c) inserting the following sentence as the last sentence of the definition "Change of Control":

                  "Notwithstanding anything to the contrary in the Indenture, a Change of Control shall not be deemed to have occurred in connection with or as a result of the Agent's exercise of its remedies under the Pledge Agreement issued in favor of the Agent pursuant to the Financing Agreement, under which certain capital stock of the Company was pledged to the Agent or the Agent's exercise of its remedies under the Financing Agreement."

Section 2.04.     Amendment of Section 3.4

                  The provisions of Section 3.4 of the Indenture are amended by:

                  (a) deleting the word "and" at the end of clause (e);

                  (b) deleting the period at the end of clause (f) and inserting "; " in its place;

                  (c) inserting the following new clause (g):

                      "(g) Indebtedness of the Company, any Subsidiary, or any Restricted Subsidiary in connection with the Financing Agreement, the documents and agreements entered into in connection therewith or the transactions contemplated thereby; and" and

                  (d) inserting the following new clause (h):

                      "(h) Indebtedness of the Company, any Subsidiary, or any Restricted Subsidiary in connection with the January Notes and Guaranties, the documents and agreements entered into in connection therewith or the transactions contemplated thereby."

Section 2.05.     Amendment of Section 3.5

                  The provisions of Section 3.5 of the Indenture are amended by:

                  (a) deleting the word "or" at the end of clause (e);

                  (b) deleting the period at the end of clause (f) and inserting "; or" in its place; and

                  (c) inserting the following new clause (g):

                      "(g) any encumbrance or restriction created or existing in connection with the Financing Agreement and/or the January Notes and Guaranties, the documents and agreements entered into in connection therewith or the transactions contemplated thereby."

Section 2.06.     Amendment of Section 3.7

                  The provisions of Section 3.7 of the Indenture are amended by:

                  (a) deleting the word "and" at the end of clause (m);

                  (b) deleting the period at the end of clause (n) and inserting "; and" in its place; and

                  (c) inserting the following new clause (o):

                      "(o) Liens incurred or permitted in connection with the Financing Agreement and/or the January Notes and Guaranties, the documents and agreements entered into in connection therewith or the transactions contemplated thereby."

Section 2.07.     Amendment of Section 3.21

                  The provisions of Section 3.21 of the Indenture are amended by:

                  (a) inserting the following sentence at the end of Section
3.21:

                      "Notwithstanding anything to the contrary in the Indenture, the foregoing provisions of Section 3.21 shall not apply to the Agent's exercise of its remedies under the Pledge Agreement issued in favor of the Agent pursuant to the Financing Agreement under which certain capital stock of the Company was pledged to the Agent."

                                  ARTICLE THREE

Section 3.01.     Amount of Indebtedness in favor of the Agent and the Lenders.

                  The parties hereto hereby agree that the aggregate principal amount of Indebtedness advanced pursuant to the terms of the January Notes, the Financing Agreement and any other agreement, document or instrument executed in connection therewith shall not exceed (with respect to all amounts in excess of $3,000,000, in the sole discretion of the Lenders) $5,000,000 (plus all interest, fees, expenses, indemnifications and other amounts due and owing pursuant to the terms of the January Notes, the Financing Agreement and any other agreement, document or instrument executed in connection therewith), it being understood that under the January Notes and the Financing Agreement the aggregate principal amount of Indebtedness as of the date hereof is $3,000,000 and the Lenders have no obligation to advance any further sums.

Section 3.02      Continuing Effect of Indenture.

                  Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Securities outstanding thereunder shall remain in full force and effect.

Section 3.03.     Construction of Supplemental Indenture.

                  This Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 3.04.     Trust Indenture Act Controls.

                  If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision of this Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939, as amended, as in force at the date this Supplemental Indenture is executed, the provision required by said Act shall control.

Section 3.05.     Trustee Disclaimer.

                  The recitals contained in this Supplemental Indenture shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

Section 3.06.     Counterparts.

                  This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.


                                       ALL STAR GAS CORPORATION


                                       By:   _______________________________
                                       Name:
                                       Title:

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as Trustee


                                       By:   _______________________________
                                       Name:
                                       Title:

                                       Each of the SUBSIDIARY GUARANTORS
                                       listed on Schedule "A" attached hereto


                                       By:__________________________________
                                       Name:
                                       Title:

                                  SCHEDULE "A"

                              SUBSIDIARY GUARANTORS
                              ---------------------

All Star Gas Inc. of Arizona
All Star Gas Inc. of Arkansas
All Star Gas Inc. of Colorado
All Star Gas Inc. of Missouri
All Star Gas Inc. of Wyoming
Red Top Gas, Incorporated.
Ellington Propane, Inc.
Utility Collection Corporation
All Star Gas Field Services Corporation
All Star Gas Transports Inc.- Missouri
All Star Energy Services Inc.
Empire Underground Storage, Inc.
All Star Gas Inc. of California
All Star Gas Inc. of Arma
All Star Gas Inc. of Louisiana
All Star Gas Inc. of Michigan
All Star Gas Inc. of North Carolina
All Star Gas Inc. of Washington
All Star Gas Inc. of Jacksonville
All Star Gas Inc. of South Carolina

                               FINANCING AGREEMENT

                  Financing Agreement, dated as of February 3, 2003, by and among All Star Gas Corporation, a Missouri corporation (the "Borrower"), each Subsidiary of the Borrower listed as a "Guarantor" on the signature pages hereto (each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party hereto (each a "Lender" and collectively, the "Lenders"), and Madeleine L.L.C., a New York limited liability company, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

                  WHEREAS, pursuant to those certain demand promissory notes dated January 24, 2003 made by the Borrower in favor of each of the Lenders, the Lenders made term loans to the Borrower in the aggregate principal amount of $250,000 (collectively, the "Term Loan A");

                  WHEREAS, the Term Loan A is guaranteed by each of the Guarantors pursuant to those certain guaranties dated as of January 24, 2003 made by each of the Guarantors in favor of each of the Lenders;

                  WHEREAS, the Term Loan A is secured by all assets of the Borrower and the Guarantors and Uniform Commercial Code financing statements were filed to perfect the Liens granted by the Borrower and each Guarantor to the Lenders; and

                  WHEREAS, the Borrower has asked the Lenders to extend credit to the Borrower consisting of an additional term loan in the aggregate principal amount of $1,750,000 (the "Term Loan B" and together with the Term Loan A, collectively, the "Term Loan"). The proceeds of the Term Loan B shall be used to
(i) purchase propane gas from Qualified Propane Vendors, and (ii) pay fees and expenses related to this Agreement. The Lenders are severally, and not jointly, willing to extend such credit to the Borrower subject to the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                           DEFINITIONS; CERTAIN TERMS

Section 1.01 Definitions. As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

                  "Account Debtor" means each debtor, customer or obligor in any way obligated on or in connection with any Account Receivable.

                  "Account Receivable" means, with respect to any Person, any and all rights of such Person to payment for goods sold and/or services rendered, including accounts, general intangibles and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not earned by performance, and whether now or hereafter acquired or arising in the future, and any proceeds arising therefrom or relating thereto.

                  "Action" has the meaning specified therefor in Section 12.12.

                  "Additional Term Loan" means a Term Loan made by any Lender in its sole and absolute discretion pursuant to the terms of Section 2.09.

                  "Additional Term Loan Amount" means an aggregate principal amount not to exceed $2,000,000.

                  "Additional Term Loan Supplement" means a Additional Term Loan Supplement, duly executed by the Borrower and acknowledged by each other Loan Party, substantially in the form of Exhibit L.

                  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall the Agent or any Lender be considered an "Affiliate" of any Loan Party.

                  "Agent" has the meaning specified therefor in the preamble hereto.

                  "Agent Advances" has the meaning specified therefor in Section 10.08(a).

                  "Agent's Account" means an account at a bank designated by the Agent from time to time as the account into which the Loan Parties shall make all payments to the Agent for the benefit of the Agent and the Lenders under this Agreement and the other Loan Documents.

                  "Agreement" means this Financing Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

                  "All Star Sale" means any transaction in which all or substantially all of the Capital Stock and/or assets of the Loan Parties shall be sold pursuant to the Sale Side Letter for a purchase price that is acceptable to the Agent and the Lenders.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Agent, in accordance with Section 12.07 hereof and in such form acceptable to the Agent.

                  "Authorized Officer" means, with respect to any Person, the chief executive officer, chief financial officer, president or executive vice president of such Person.

                  "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C.ss. 101, et seq.), as amended, and any successor statute.

                  "Board" means the Board of Governors of the Federal Reserve System of the United States.

                  "Board of Directors" means, with respect to any Person, the board of directors (or comparable managers) of such Person or any committee thereof duly authorized to act on behalf of the board.

                  "Borrower" has the meaning specified therefor in the preamble hereto.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

                  "Bylaw Amendments" means collectively, the amendments to the bylaws of the Borrower and certain other Loan Parties as designated by the Agent, substantially in the form of Exhibit J hereto.

                  "Capital Expenditures" means, with respect to any Person for any period, the sum of (i) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in "property, plant and equipment" or in a similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period, and (ii) to the extent not covered by clause (i) above, the aggregate of all expenditures by such Person and its Subsidiaries during such period to acquire by purchase or otherwise the business or fixed assets of, or the Capital Stock of, any other Person.

                  "Capital Guideline" means any law, rule, regulation, policy, guideline or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) of any central bank or Governmental Authority (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank's capital or similar matters, or (ii) affecting the amount of capital required to be obtained or maintained by any Lender or any Person controlling any Lender, or the manner in which any Lender or any Person controlling any Lender allocates capital to any of its contingent liabilities (including letters of credit), advances, acceptances, commitments, assets or liabilities.

                  "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

                  "Capitalized Lease" means, with respect to any Person, any lease of real or personal property by such Person as lessee which is (i) required under GAAP to be capitalized on the balance sheet of such Person or
(ii) a transaction of a type commonly known as a "synthetic lease" (i.e. a lease transaction that is treated as an operating lease for accounting purposes but with respect to which payments of rent are intended to be treated as payments of principal and interest on a loan for Federal income tax purposes).

                  "Capitalized Lease Obligations" means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Cash and Cash Equivalents" means all cash and any presently existing or hereafter arising deposit account balances, certificates of deposit or other financial instruments properly classified as cash equivalents under GAAP.

                  "Cash Collateral Account" means an interest bearing account maintained by the Borrower with the Cash Collateral Bank pursuant to the terms of the Cash Collateral Agreement.

                  "Cash Collateral Agreement" means a blocked account control agreement, entered into among the Borrower, the Agent and the Cash Collateral Bank, in form and substance satisfactory to the Agent.

                  "Cash Collateral Bank" means a financial institution as may be appointed by the Agent from time to time to serve as the Cash Collateral Bank.

                  "Change of Control" means each occurrence of any of the following:

                  (a) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of beneficial ownership of more than 33% of the aggregate outstanding voting power of the Capital Stock of the Borrower;

                  (b) the Borrower shall cease to have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting power of the Capital Stock of each other Loan Party, free and clear of all Liens (other than any Liens granted hereunder and Permitted Liens);

                  (c) (i) any Loan Party consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of its property and assets to another Person, or (ii) any entity consolidates with or merges into any Loan Party in a transaction pursuant to which the outstanding voting Capital Stock of such Loan Party is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction described in this clause (ii) in which either (A) in the case of any such transaction involving the Borrower, no person or group (within the meaning of Section 13(d)(3) of the Exchange Act) has, directly or indirectly, acquired beneficial ownership of more than 33% of the aggregate outstanding voting Capital Stock of the Borrower or (B) in the case of any such transaction involving a Loan Party other than the Borrower, the Borrower has beneficial ownership of 100% of the aggregate voting power of all Capital Stock of the resulting, surviving or transferee entity; or

                  (d) Paul S. Lindsey shall cease to be involved in the day to day operations and management of the business of the Borrower, and a successor reasonably acceptable to the Agent and the Lenders is not appointed on terms reasonably acceptable to the Agent and the Lenders within 30 days of such cessation of involvement.

                  "Charter Amendments" means collectively, the amendments to the charters of the Borrower and certain other Loan Parties as designated by the Agent, substantially in the form of Exhibit I hereto.

                  "Closing Fee" has the meaning specified therefor in Section 2.06.

                  "Collateral" means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations.

                  "Collection Account" and "Collection Accounts" have the meanings specified therefor in Section 8.01(a).

                  "Commitments" means, with respect to each Lender, such Lender's Term Loan Commitment.

                  "Consolidated EBITDA" means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Subsidiaries for such period, plus (i) without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period and to the extent deducted in determining Consolidated Net Income of such Person for such period: (A) Consolidated Net Interest Expense, (B) income tax expense, (C) depreciation expense, and (D) amortization expense.

                  "Consolidated Net Income" means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication) (a) any extraordinary or non recurring gains or losses or gains or losses from Dispositions, (b) restructuring charges, (c) effects of discontinued operations and (d) interest income.

                  "Consolidated Net Interest Expense" means, with respect to any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including, without limitation, interest expense paid to Affiliates of such Person), less (i) the sum of (A) interest income for such period and (B) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of gross interest expense), plus (ii) the sum of (A) losses for such period on Hedging Agreements (to the extent not included in gross interest expense) and (B) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense), in each case, determined on a consolidated basis and in accordance with GAAP.

                  "Contingent Obligation" means, with respect to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not include any product warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

                  "Contribution Agreement" means the Contribution Agreement, dated as of the Effective Date, duly executed by each Loan Party, substantially in the form of Exhibit F.

                  "Default" means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

                  "Disposition" means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, excluding any sales of Inventory in the ordinary course of business on ordinary business terms.

                  "Dollar," "Dollars" and the symbol "$" each means lawful money of the United States of America.

                  "Effective Date" means the date, on or before February 3, 2003, on which all of the conditions precedent set forth in Section 5.01 are satisfied or waived and the Term Loan is made.

                  "Employee Plan" means an employee benefit plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained (or that was maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of any Loan Party or any of its ERISA Affiliates.

                  "Employment Agreement" means an amended and restated employment agreement, duly executed by Paul S. Lindsey, prohibiting him from competing with the Loan Parties and their Subsidiaries for at least two years after the Effective Date.

                  "Environmental Actions" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Person or Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses owned or operated by any Loan Party or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) onto any facilities which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest.

                  "Environmental Laws" means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss.9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C.ss.1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C.ss. 6901, et seq.), the Federal Clean Water Act (33 U.S.C.ss. 1251 et seq.), the Clean Air Act (42 U.S.C.ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.ss. 2601 et seq.) and the Occupational Safety and Health Act (29 U.S.C.ss. 651 et seq.), as such laws may be amended or otherwise modified from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment or other governmental restrictions relating to the protection of the environment or the Release, deposit or migration of any Hazardous Materials into the environment.

                  "Environmental Liabilities and Costs" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (i) any property presently or formerly owned by any Loan Party or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries.

                  "Environmental Lien" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                  "ERISA Affiliate" means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning of Sections 414(b), (c), (m) and (o) of the Internal Revenue Code.

                  "Event of Default" means any of the events set forth in
Section 9.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Extraordinary Receipts" means any cash received by the Borrower or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in Section 2.05(c)(i) or (ii) hereof), including, without limitation, (i) foreign, United States, state or local tax refunds, (ii) pension plan reversions, (iii) proceeds of insurance, (iv) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (v) condemnation awards (and payments in lieu thereof), (vi) indemnity payments and (vii) any purchase price adjustment received in connection with any purchase agreement.

                  "Facility" means each real property owned by a Loan Party set forth on Schedule 6.01(o) hereto, including, without limitation, the land on which each such facility is located, all buildings and other improvements thereon, all fixtures located at or used in connection with each such facility, all whether now or hereafter existing.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                  "Field Survey and Audit" means a field survey and audit of the Loan Parties and an appraisal of the Collateral performed by auditors, examiners and/or appraisers selected by the Agent, at the sole cost and expense of the Borrower.

                  "Final Maturity Date" means April 30, 2003, or such earlier date on which the Term Loan shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.

                  "Financial Statements" means (i) the audited consolidated balance sheet of the Borrower and its Subsidiaries for the Fiscal Year ended June 30, 2002, and the related consolidated statement of operations, shareholders' equity and cash flows for the Fiscal Year then ended, and (ii) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries for the six (6) months ended December 31, 2002, and the related consolidated statement of operations, shareholder's equity and cash flows for the six (6) months then ended.

                  "Fiscal Year" means the fiscal year of the Borrower and its Subsidiaries ending on June 30 of each year.

                  "GAAP" means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis.

                  "Governmental Authority" means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "Guaranteed Obligations" has the meaning specified therefor in
Section 11.01.

                  "Guarantor" means (i) each Subsidiary of the Borrower listed as a "Guarantor" on the signature pages hereto, and (ii) each other Person which guarantees, pursuant to Section 7.01(b) or otherwise, all or any part of the Obligations.

                  "Guaranty" means (i) the guaranty of each Guarantor party hereto contained in Article XI hereof, and (ii) each guaranty substantially in the form of Exhibit A, made by any other Guarantor in favor of the Agent for the benefit of the Lenders pursuant to Section 7.01(b) or otherwise.

                  "Hazardous Material" means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws or that is likely to cause immediately, or at some future time, harm to or have an adverse effect on, the environment or risk to human health or safety, including, without limitation, any pollutant, contaminant, waste, hazardous waste, toxic substance or dangerous good which is defined or identified in any Environmental Law and which is present in the environment in such quantity or state that it contravenes any Environmental Law; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including, without limitation, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any raw materials, building components (including, without limitation, asbestos-containing materials) and manufactured products containing hazardous substances listed or classified as such under Environmental Laws.

                  "Hedging Agreement" means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

                  "Highest Lawful Rate" means, with respect to the Agent or any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to the Agent or such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

                  "Indebtedness" means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other accounts payable incurred in the ordinary course of such Person's business and not outstanding for more than 90 days after the date such payable was created); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (iv) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property; (v) all Capitalized Lease Obligations of such Person; (vi) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (vii) all obligations and liabilities, calculated on a basis satisfactory to the Agent and in accordance with accepted practice, of such Person under Hedging Agreements; (viii) all Contingent Obligations; (ix) liabilities incurred under Title IV of ERISA with respect to any plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of such Person or any of its ERISA Affiliates; (x) withdrawal liability incurred under ERISA by such Person or any of its ERISA Affiliates with respect to any Multiemployer Plan; and (xi) all obligations referred to in clauses (i) through (x) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer.

                  "Indemnified Matters" has the meaning specified therefor in
Section 12.15.

                  "Indemnitees" has the meaning specified therefor in Section 12.15.

                  "Indenture Trustee" means U.S. Bank National Association, as successor in interest to State Street Bank and Trust Company, and its successors and assigns, and any replacement trustee permitted pursuant to the terms and conditions of the Senior Note Indenture.

                  "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                  "Intercompany Subordination Agreement" means an Intercompany Subordination Agreement made by a Loan Party, any Subsidiary of a Loan Party or any Lindsey Affiliate in favor of the Agent, for the benefit of the Lenders, substantially in the form of Exhibit G.
                  "Intercreditor Agreement" means an intercreditor and lien subordination agreement, in form and substance satisfactory to the Agent and the Lenders, among the Agent, the Lenders and the Indenture Trustee.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and the regulations thereunder.

                  "Inventory" means, with respect to any Person, all goods and merchandise of such Person, including, without limitation, all raw materials, work-in-process, packaging, supplies, materials and finished goods of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Account Receivable or cash.

                  "Lease" means any lease of real property to which any Loan Party or any of its Subsidiaries is a party as lessor or lessee.

                  "Lender" has the meaning specified therefor in the preamble hereto.

                  "Liabilities" has the meaning specified therefor in Section 2.07.

                  "Lien" means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

                  "Lindsey Affiliate" means Paul S. Lindsey, Jr., Kristen L. Lindsey, any member of their family and any Person of which any of the foregoing Persons are Affiliates, including but not limited to the Paul S. Lindsey, Jr. Revocable Trust, dated January 24, 1992, the Kristen L. Lindsey Revocable Trust dated January 24, 1992 and Red Top LLC.

                  "Loan Account" means an account maintained hereunder by the Agent on its books of account, at the Payment Office and, with respect to the Borrower, in which the Borrower will be charged with the Term Loan made to, and all other Obligations incurred by, the Borrower.

                  "Loan Document" means this Agreement, any Guaranty, any Security Agreement, any Pledge Agreement, any Mortgage, the Contribution Agreement, the Intercompany Subordination Agreement, any UCC Filing Authorization Letter, the Intercreditor Agreement, the Voting Agreement, the Cash Collateral Agreement, the Post-Closing Letter Agreement, the Sale Side Letter, any Additional Term Loan Supplement and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing the Term Loan or any other Obligation.

                  "Loan Party" means the Borrower and any Guarantor.

                  "Lockbox Bank" has the meaning specified therefor in Section 8.01(a).

                  "Lockboxes" has the meaning specified therefor in Section 8.01(a).

                  "Material Adverse Effect" means a material adverse effect on any of (i) the operations, business, assets, properties or condition (financial or otherwise) of any Loan Party or the Loan Parties taken as a whole, (ii) the ability of any Loan Party to perform any of its material obligations under any Loan Document to which it is a party, (iii) the legality, validity or enforceability of this Agreement or any other Loan Document, (iv) the rights and remedies of the Agent or any Lender under any Loan Document, or (v) after giving effect to Permitted Liens, the validity, perfection or priority of a Lien in favor of the Agent for the benefit of the Lenders on any of the Collateral.

                  "Material Contract" means, with respect to any Person, (i) each contract or agreement to which such Person or any of its Subsidiaries is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $10,000 or more (other than purchase orders in the ordinary course of the business of such Person or such Subsidiary and other than contracts that by their terms may be terminated by such Person or such Subsidiary in the ordinary course of its business upon less than 60 days' notice without penalty or premium) and (ii) all other contracts or agreements material to the business, operations, condition (financial or otherwise), performance, prospects or properties of such Person or such Subsidiary.

                  "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

                  "Mortgage" means a mortgage (including, without limitation, a leasehold mortgage), deed of trust or deed to secure debt, in form and substance satisfactory to the Agent, made by a Loan Party in favor of the Agent for the benefit of the Lenders, securing the Obligations and delivered to the Agent pursuant to Section 5.01(d), Section 7.01(b), Section 7.01(o) or otherwise.

                  "Motor Vehicle Laws" shall mean all Federal (including, the federal government of Canada), state, provincial and local laws, regulations, rules and judicial or agency determinations and orders applicable to the ownership and/or operation of vehicles (including, without limitation, the Rolling Stock), or the business of the transportation of goods by motor vehicle, including, without limitation, laws, regulations, rules and judicial or agency determinations and orders promulgated or administered by the Federal Highway Administration, the Federal Motor Carrier Safety Administration, the National Highway Traffic Safety Administration, the Surface Transportation Board and other state, provincial and local Governmental Authorities with respect to vehicle safety and registration and motor carrier insurance, financial assurance, credit extension, contract carriage, tariff and reporting requirements.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any of its ERISA Affiliates has contributed to, or has been obligated to contribute to, at any time during the preceding six (6) years.

                  "Net Cash Proceeds" means, (i) with respect to any Disposition by any Person or any of its Subsidiaries, the amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary, in connection therewith after deducting therefrom only (A) the amount of any Indebtedness secured by any Lien permitted by Section 7.02(a) on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such Disposition (other than Indebtedness under this Agreement), (B) reasonable expenses related thereto incurred by such Person or such Subsidiary in connection therewith, (C) transfer taxes paid to any taxing authorities by such Person or such Subsidiary in connection therewith, and (D) net income taxes to be paid in connection with such Disposition (after taking into account any tax credits or deductions and any tax sharing arrangements) and (ii) with respect to the issuance or incurrence of any Indebtedness by any Person or any of its Subsidiaries, or the sale or issuance by any Person or any of its Subsidiaries of any shares of its Capital Stock, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment or disposition of deferred consideration) by or on behalf of such Person or such Subsidiary in connection therewith, after deducting therefrom only (A) reasonable expenses related thereto incurred by such Person or such Subsidiary in connection therewith, (B) transfer taxes paid by such Person or such Subsidiary in connection therewith and (C) net income taxes to be paid in connection therewith (after taking into account any tax credits or deductions and any tax sharing arrangements); in each case of clause (i) and
(ii) to the extent, but only to the extent, that the amounts so deducted are (x) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (y) properly attributable to such transaction or to the asset that is the subject thereof.

                  "Notice of Borrowing" has the meaning specified therefor in
Section 2.02(a).

                  "Obligations" means all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agent and the Lenders pursuant to the promissory notes issued on January 24, 2003 by the Borrower to each of the Lenders and the guaranties dated January 24, 2003 made by each Guarantor in favor of each of the Lenders, this Agreement and each of the other Loan Documents, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01. Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that the Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person.

                  "Officer's Certificate" means a certificate of an Authorized Officer of each Loan Party, certifying (A) as to the resolutions of such Loan Party, authorizing (1) in the case of the Borrower, the borrowings hereunder and, in the case of the Borrower and the other Loan Parties, the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (2) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, (B) as to the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith (including, in the case of the Borrower, the Notice of Borrowing and all other notices under this Agreement and the other Loan Documents), together with evidence of the incumbency of such authorized officers, (C) as to a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of such Loan Party certified as of a recent date not more than 30 days prior to the Effective Date by an appropriate official of the state of organization of such Loan Party which shall set forth the same complete legal name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction, (D) as to a copy of the by-laws, limited liability company agreement, operating agreement, agreement of limited partnership or other organizational document of such Loan Party, together with all amendments thereto, and (E) as to the matters set forth in subsection (b) of
Section 5.01.

                  "Operating Lease Obligations" means all obligations for the payment of rent for any real or personal property under leases or agreements to lease, other than Capitalized Lease Obligations.

                  "Participant Register" has the meaning specified therefor in
Section 12.07(b)(v).

                  "Payment Office" means the Agent's office located at 450 Park Avenue, 28th Floor, New York, New York 10022, or at such other office or offices of the Agent as may be designated in writing from time to time by the Agent to the Borrower.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "Permitted Indebtedness" means:

                  (a) any Indebtedness owing to the Agent and any Lender under this Agreement and the other Loan Documents;

                  (b) any Indebtedness listed on Schedule 7.02(b);

                  (c) Indebtedness under the Senior Note Indenture in the aggregate principal amount not to exceed $53,063,600, as reduced from time to time by scheduled payments as set forth in the Senior Note Indenture (as in effect on the date hereof), provided that, the Indenture Trustee and the Borrower shall have executed and delivered to the Agent the Intercreditor Agreement;

                  (d) Indebtedness permitted by clause (e) of the definition of "Permitted Lien";

                  (e) Indebtedness permitted under Section 7.02(e); and

                  (f) Subordinated Indebtedness.

                  "Permitted Investments" means (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within six months from the date of acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's or A-1 by Standard & Poor's; (iii) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000; (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii) above and which are secured by readily marketable direct obligations of the United States Government or any agency thereof; (v) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000; and (vi) tax exempt securities rated A or better by Moody's or A+ or better by Standard & Poor's.

                  "Permitted Liens" means:

                  (a) Liens securing the Obligations;

                  (b) Liens for taxes, assessments and governmental charges the payment of which is not required under Section 7.01(c);

                  (c) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and other similar Liens arising (provided they are subordinate to the Agent's Liens on Collateral) in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                  (d) Liens described on Schedule 7.02(a) so long as such liens do not exceed $12,600,000 in the aggregate, but not the extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or the increase of the Indebtedness secured thereby;

                  (e) (i) purchase money Liens on equipment acquired or held by any Loan Party or any of its Subsidiaries in the ordinary course of its business to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition of such equipment or (ii) Liens existing on such equipment at the time of its acquisition; provided, however, that (A) no such Lien shall extend to or cover any other property of any Loan Party or any of its Subsidiaries, (B) the principal amount of the Indebtedness secured by any such Lien shall not exceed the lesser of 80% of the fair market value or the cost of the property so held or acquired and (C) the aggregate principal amount of Indebtedness secured by any or all such Liens shall not exceed at any one time outstanding $5,000;

                  (f) deposits and pledges of cash securing (i) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due;

                  (g) easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person's business;

                  (h) Liens securing Indebtedness permitted by subsection (c) of the definition of Permitted Indebtedness; and

                  (i) Liens granted in favor of the Indenture Trustee in connection with the Senior Note Indenture (as in effect on the date hereof) to secure the Indebtedness evidenced by the Senior Note Indenture, provided that, the Indenture Trustee and the Borrower shall have executed and delivered to the Agent, the Intercreditor Agreement.

                  "Person" means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

                  "Plan" means any Employee Plan or Multiemployer Plan.

                  "Pledge Agreement" means a (i) Pledge and Security Agreement made by a Loan Party in favor of the Agent for the benefit of the Lenders, substantially in the form of Exhibit C and (ii) a Pledge and Security Agreement made by Paul S. Lindsey, the Paul S. Lindsey, Jr. Revocable Trust dated January 24, 1992, Kristin L. Lindsey and the Kristin L. Lindsey Revocable Trust dated January 24, 1992, in each case securing the Obligations and delivered to the Agent.

                  "Post-Closing Letter Agreement" means that certain Post-Closing Letter Agreement among each of the Loan Parties and the Agent, with respect to certain post-closing matters.

                  "Post-Default Rate" means a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 4%, or, if a rate of interest is not otherwise in effect, 16.25%.

                  "Pro Rata Share" means with respect to a Lender's obligation to make the Term Loan and receive payments of interest, fees, and principal with respect thereto, and all other matters (including, without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) such Lender's Term Loan Commitment, by (ii) the Total Term Loan Commitment, provided, that if the Total Term Loan Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's portion of the Term Loan and the denominator shall be the aggregate unpaid principal amount of the Term Loan.

                  "Prospective All Star Purchasers" has the meaning specified therefor in Section 6.01(kk).

                  "Qualified Propane Vendors" means, collectively, the entities set forth in Schedule 1.01(B) hereto.

                  "Rating Agencies" has the meaning specified therefor in
Section 2.07.

                  "Reference Bank" means Citibank, N.A., its successors or any other commercial bank designated by the Agent to the Borrower from time to time.

                  "Reference Rate" means the rate of interest publicly announced by the Reference Bank in New York, New York from time to time as its reference rate, base rate or prime rate. The reference rate, base rate or prime rate is determined from time to time by the Reference Bank as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index nor necessarily reflects the lowest rate of interest actually charged by the Reference Bank to any particular class or category of customers. Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "Register" has the meaning specified therefor in Section 12.07(b)(ii).

                  "Registered Loan" has the meaning specified therefor in
Section 12.07(b)(ii).

                  "Regulation T", "Regulation U" and "Regulation X" mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

                  "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through or in the ambient air, soil, surface or ground water, or property.

                  "Remedial Action" means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) perform any other actions authorized by 42 U.S.C. ss. 9601.

                  "Reportable Event" means an event described in Section 4043 of ERISA (other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section).

                  "Required Lenders" means Lenders whose Pro Rata Share of the Term Loan aggregates at least 51%.

                  "Rolling Stock" means all trucks, trailers, tractors, service vehicles, automobiles, and other mobile equipment.

                  "Sale Side Letter" means that certain side letter dated as of the date hereof and attached hereto as Exhibit K.

                  "SEC" means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

                  "Securitization" has the meaning specified therefor in Section 2.07.

                  "Securitization Parties" has the meaning specified therefor in
Section 2.07.

                  "Security Agreement" means a Security Agreement made by a Loan Party in favor of the Agent for the benefit of the Lenders, substantially in the form of Exhibit B, securing the Obligations and delivered to the Agent.

                  "Senior Note Indenture" means the Indenture, dated as of February 23, 2001, among the Borrower, certain Subsidiaries of the Borrower party thereto, as guarantors and the Indenture Trustee with respect to the Senior Notes.

                  "Senior Notes" means the 11% Senior Secured Notes due 2003 issued by the Borrower pursuant to the Senior Note Indenture in the aggregate principal amount of $53,063,600.

                  "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

                  "Subordinated Indebtedness" means Indebtedness of any Loan Party the terms of which are satisfactory to the Agent and the Required Lenders and which has been expressly subordinated in right of payment to all Indebtedness of such Loan Party under the Loan Documents (i) by the execution and delivery of a subordination agreement, in form and substance satisfactory to the Agent and the Required Lenders, or (ii) otherwise on terms and conditions (including, without limitation, subordination provisions, payment terms, interest rates, covenants, remedies, defaults and other material terms) satisfactory to the Agent and the Required Lenders.

                  "Subordinated Note Indenture" means the Indenture, dated as of June 7, 1983, between the Borrower and IBJ Schroder Bank & Trust Company, as trustee, with respect to the Subordinated Notes, as amended by the First Supplemental Indenture, dated as of December 13, 1989.

                  "Subordinated Notes" means the 9% Subordinated Debentures due 2007 issued by the Borrower pursuant to the Subordinated Note Indenture in the aggregate principal amount of $28,500,000.

                  "Subsidiary" means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (i) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such Person, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

                  "Taxes" has the meaning specified therefor in section 2.08(a).

                  "Term Loan" means, collectively, the Term Loan A made by the Lenders to the Borrower on January 24, 2003, the Term Loan B made by the Lenders to the Borrower on the Effective Date pursuant to Section 2.01(a) and any Additional Term Loan made in the sole and absolute discretion of the Lenders after the Effective Date.

                  "Term Loan A" has the meaning specified in the recitals hereto.

                  "Term Loan B" has the meaning specified in the recitals hereto.

                  "Term Loan Commitment" means, with respect to each Lender, the commitment of such Lender to make the Term Loan B to the Borrower in the amount set forth in Schedule 1.01(A) hereto, as the same may be terminated or reduced from time to time in accordance with the terms of this Agreement.

                  "Term Loan PIK Amount" means, as of any date of determination, the amount of all interest accrued with respect to the Term Loan that has been paid in kind by being added to the balance thereof in accordance with Section 2.04(a).

                  "Termination Event" means (i) a Reportable Event with respect to any Employee Plan, (ii) any event that causes any Loan Party or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of
the Internal Revenue Code, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

                  "Total Term Loan Commitment" means the sum of the amounts of the Lenders' Term Loan Commitments.

                  "UCC Filing Authorization Letter" means a letter duly executed by each Loan Party authorizing the Agent to file appropriate financing statements on Form UCC-1 without the signature of such Loan Party in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created by each Security Agreement, each Pledge Agreement and each Mortgage.

                  "Uniform Commercial Code" has the meaning specified therefor in Section 1.03.

                  "Voting Agreement" means a Voting Agreement made by Paul S. Lindsey, the Paul S. Lindsey, Jr. Revocable Trust dated January 24, 1992, Kristin L. Lindsey, the Kristin L. Lindsey Revocable Trust dated January 24, 1992, the Borrower and the Agent, substantially in the form of Exhibit H hereto.

                  "WARN" has the meaning specified therefor in Section 6.01(z).

                  Section 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. References in this Agreement to "determination" by the Agent include good faith estimates by the Agent (in the case of quantitative determinations) and good faith beliefs by the Agent (in the case of qualitative determinations).

                  Section 1.03 Accounting and Other Terms. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the Financial Statements. All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the "Uniform Commercial Code") and which are not otherwise defined herein shall have the same meanings herein as set forth therein, provided that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Agent may otherwise determine.

                  Section 1.04 Time References. Unless otherwise indicated herein, all references to time of day refer to Eastern standard time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; provided, however, that with respect to a computation of fees or interest payable to the Agent or any Lender, such period shall in any event consist of at least one full day.

                                   ARTICLE II

                                    THE LOANS

         Section 2.01 Commitment. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth each Lender severally agrees to make the Term Loan B to the Borrower on the Effective Date, in an aggregate principal amount not to exceed the amount of such Lender's Term Loan Commitment.

              (b) Notwithstanding the foregoing, the aggregate principal amount of the Term Loan B made on the Effective Date shall not exceed the Total Term Loan Commitment. Any principal amount of the Term Loan (including any Additional Term Loan made pursuant to Section 2.09 below) which is repaid or prepaid may not be reborrowed.

         Section 2.02 Making the Loans. (a) The Borrower shall give the Agent prior telephonic notice (immediately confirmed in writing, in substantially the form of Exhibit D hereto (a "Notice of Borrowing")), not later than 12:00 noon (New York City time), on the date which is one (1) Business Day prior to the date of the proposed Term Loan B (or such shorter period as the Agent is willing to accommodate from time to time, but in no event later than 12:00 noon (New York City time) on the borrowing date of the proposed Term Loan B). Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Term Loan B, (ii) the use of the proceeds of such proposed Term Loan B and (iii) the proposed borrowing date, which must be a Business Day. The Agent and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Agent in good faith to be from the Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Borrower to the Agent). The Borrower hereby waives the right to dispute the Agent's record of the terms of any such telephonic Notice of Borrowing. The Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer's authority to request a Term Loan on behalf of the Borrower until the Agent receives written notice to the contrary. The Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.

              (b) The Notice of Borrowing pursuant to this Section 2.02 shall be irrevocable and the Borrower shall be bound to make the borrowing in accordance therewith.

              (c) Except as otherwise provided in this subsection 2.02(c), the Term Loan B under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Term Loan Commitment, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make the Term Loan B requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make the Term Loan B requested hereunder, and each Lender shall be obligated to make the Term Loan B required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.

         Section 2.03 Repayment of Term Loan; Evidence of Debt. (a) The outstanding principal of the Term Loan (including the outstanding Term Loan PIK Amount) and all accrued and unpaid interest under the Term Loan (including the Term Loan PIK Amount) shall be repayable in full on the Final Maturity Date.

              (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from the Term Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

              (c) The Agent shall maintain accounts in which it shall record (i) the amount of the Term Loan made hereunder, (ii) the amount of any principal and interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender's share thereof.

              (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Term Loan in accordance with the terms of this Agreement.

              (e) Any Lender may request that the Term Loan made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a form furnished by the Agent and reasonably acceptable to the Borrower. Thereafter, the Term Loan evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.07) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

         Section 2.04 Interest. Term Loan. The Term Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the Term Loan until such principal amount becomes due, at a rate per annum equal to 12.25%, provided that, so long as no Event of Default has occurred and is continuing, a portion of the interest on the Term Loan equal to 2.5% per annum that has accrued during such period shall be capitalized on such interest payment date and added to the outstanding principal amount of the Term Loan (inclusive of any Term Loan PIK Amount theretofore so added) and the interest otherwise payable in cash shall be reduced by the amount of interest so capitalized. For purposes of this Agreement and the other Loan Documents, the amounts so capitalized hereunder shall bear interest in accordance with this
Section 2.04(a) as though such amounts constituted a Term Loan made by the Lenders hereunder.

              (b) Default Interest. To the extent permitted by law, upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, the Term Loan, fees, indemnities or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

              (c) Interest Payment. Interest on the Term Loan shall be payable monthly, in arrears, on the first day of each month, commencing on the first day of the month following the month in which the Term Loan is made and at maturity (whether upon demand, by acceleration or otherwise). Interest at the Post-Default Rate shall be payable on demand. The Borrower hereby authorizes the Agent to, and the Agent may, from time to time, charge the Loan Account pursuant to Section 4.02 with the amount of any interest payment due hereunder.

              (d) General. All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

         Section 2.05 Reduction of Commitment; Prepayment of Loans.

              (a) Reduction of Commitments. The Total Term Loan Commitment shall terminate at 5:00 p.m. (New York City time) on the Effective Date.

              (b) Optional Prepayment. The Borrower may, upon at least five (5) Business Days' prior written notice to the Agent, prepay without penalty or premium the principal of the Term Loan, in whole or in part. Each prepayment made pursuant to this clause (b) shall be accompanied by the payment of accrued interest to the date of such payment on the amount prepaid. Each such prepayment shall be applied against the remaining installments of principal due on the Term Loan.

              (c) Mandatory Prepayment.

                  (i) Immediately upon any Disposition by any Loan Party or its Subsidiaries pursuant to Section 7.02(c)(i), (ii) or (iii), the Borrower shall prepay the outstanding principal amount of the Term Loan in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition to the extent that the aggregate amount of Net Cash Proceeds received by all Loan Parties and their Subsidiaries (and not paid to the Agent as a prepayment of the Term Loan) shall exceed for all such Dispositions since the Effective Date the sum of $15,000. Nothing contained in this subsection (i) shall permit any Loan Party or any of its Subsidiaries to make a Disposition of any property other than in accordance with Section 7.02(c)(i), (ii) or (iii).

                  (ii) Upon the issuance or incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Indebtedness referred to in clauses (a), (b), (c), (d) and (e) of the definition of Permitted Indebtedness), or the sale or issuance by any Loan Party or any of its Subsidiaries of any shares of its Capital Stock, the Borrower shall prepay the outstanding amount of the Term Loan in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith. The provisions of this subsection (ii) shall not be deemed to be implied consent to any such issuance, incurrence or sale otherwise prohibited by the terms and conditions of this Agreement.

                  (iii) Upon the receipt by any Loan Party or any of its Subsidiaries of any Extraordinary Receipts, the Borrower shall prepay the outstanding principal of the Term Loan in an amount equal to 100% of such Extraordinary Receipts, net of any reasonable expenses incurred in collecting such Extraordinary Receipts.

                  (iv) In the event that the aggregate amount of the cash and Permitted Investments of the Loan Parties and their Subsidiaries exceeds at any time after March 31, 2003 $650,000, the Borrower shall immediately prepay the outstanding principal of the Term Loan in the amount equal to such excess.

              (d) Interest and Fees. Any prepayment made pursuant to this
Section 2.05 (other than prepayments made pursuant to Section 2.05(c)(iv)) shall be accompanied by accrued interest which is payable in cash on the principal amount being prepaid to the date of prepayment.

              (e) Cumulative Prepayments. Except as otherwise expressly provided in this Section 2.05, payments with respect to any subsection of this Section
2.05 are in addition to payments made or required to be made under any other subsection of this Section 2.05.

         Section 2.06 Closing Fee. On or prior to the Effective Date, the Borrower shall pay to the Agent for the account of the Lenders, in accordance with their Pro Rata Shares, a non-refundable closing fee (the "Closing Fee") equal to $60,000, which shall be deemed fully earned when paid.

         Section 2.07 Securitization. The Loan Parties hereby acknowledge that the Lenders and their Affiliates may sell or securitize the Term Loan (a "Securitization") through the pledge of the Term Loan as collateral security for loans to the Lenders or their Affiliates or through the sale of the Term Loan or the issuance of direct or indirect interests in the Term Loan, which loans to the Lenders or their Affiliates or direct or indirect interests will be rated by Moody's, Standard & Poor's or one or more other rating agencies (the "Rating Agencies"). The Loan Parties shall cooperate with the Lenders and their Affiliates to effect the Securitization including, without limitation, by (a) amending this Agreement and the other Loan Documents, and executing such additional documents, as reasonably requested by the Lenders in connection with the Securitization, provided that (i) any such amendment or additional documentation does not impose material additional costs on the Loan Parties and
(ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of the Loan Parties under the Loan Documents or change or affect in a manner adverse to the Loan Parties the financial terms of the Term Loan, (b) providing such information as may be reasonably requested by the Lenders in connection with the rating of the Term Loan or the Securitization, and (c) providing in connection with any rating of the Term Loan a certificate (i) agreeing to indemnify the Lenders and their Affiliates, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the "Securitization Parties") for any losses, claims, damages or liabilities (the "Liabilities") to which the Lenders, their Affiliates or such Securitization Parties may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Loan Document or in any writing delivered by or on behalf of any Loan Party to the Lenders in connection with any Loan Document or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and such indemnity shall survive any transfer by the Lenders or their successors or assigns of the Term Loan and (ii) agreeing to reimburse the Lenders and their Affiliates for any legal or other expenses reasonably incurred by such Persons in connection with defending the Liabilities.

         Section 2.08 Taxes. (a) All payments made by any Loan Party hereunder or under any other Loan Document shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future income, franchise, sales, use, excise, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction (whether pursuant to Federal, state, local or foreign law) or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or additional amounts, excluding taxes on the net income of any Lender or the Agent imposed by the jurisdiction in which such Lender or the Agent is organized or any political subdivision thereof or taxing authority thereof or any jurisdiction in which such Person's principal office is located or any political subdivision thereof or taxing authority thereof (such nonexcluded taxes, levies, imposts, deductions, charges, fees, withholdings, restrictions, conditions, interest, penalties and additional amounts being hereinafter collectively referred to as "Taxes"). If any Loan Party shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Loan Document,

                  (i) the amount so payable shall be increased so that after making all required deductions and withholdings (including Taxes on amounts payable pursuant to this sentence) the Lenders or the Agent receive an amount equal to the sum they would have received had no such deduction or withholding been made,

                  (ii) such Loan Party shall make such deduction or withholding,

                  (iii) such Loan Party shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law, and

                  (iv) as promptly as possible thereafter, such Loan Party shall send the Lenders and the Agent an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Lenders or the Agent) evidencing payment of the amount or amounts so deducted or withheld. In addition, each Loan Party agrees to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement or any other Loan Document other than the foregoing excluded taxes (hereinafter referred to as "Other Taxes").

              (b) The Loan Parties hereby jointly and severally indemnify and agree to hold the Lenders and the Agent harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.08) paid by any Lender or the Agent and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be paid within 10 days from the date on which any such Lender or the Agent makes written demand therefor, which demand shall identify in reasonable detail the nature and amount of such Taxes or Other Taxes.

              (c) Each Lender that is organized in a jurisdiction outside the United States hereby agrees that it shall, no later than the Effective Date or, in the case of a Lender which becomes a party hereto pursuant to Section 12.07 hereof after the Effective Date, the date upon which such Lender becomes a party hereto (and from time to time thereafter upon the reasonable request of the Borrower or the Agent, but only if such Lender is legally able to do so), deliver to the Borrower and the Agent either (i) two accurate, complete and signed copies of either (x) U.S. Internal Revenue Service Form W-8ECI or successor form, or (y) U.S. Internal Revenue Service Form W-8BEN or successor form, in each case, indicating that such Lender is on the date of delivery thereof entitled to receive payments of interest hereunder free from, or subject to a reduced rate of, withholding of United States Federal income tax or (ii) in the case of such a Lender that is entitled to claim exemption from withholding of United States Federal income tax under Section 871(h) or Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Lender is
(A) not a "bank" within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, (B) not a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code and (C) not a controller foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Internal Revenue Code and (y) two accurate, complete and signed copies of U.S. Internal Revenue Service Form W-8BEN or successor form.

              (d) If any Loan Party fails to perform any of its obligations under this Section 2.08, the Loan Parties shall indemnify the Lenders and the Agent for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Loan Parties under this Section 2.08 shall survive the termination of this Agreement and the payment of the Term Loan and all other amounts payable hereunder.

         Section 2.09 Additional Term Loans. (a) The Borrower may request, and any Lender may make, in its sole and absolute discretion, an Additional Term Loan to the Borrower. If the Lenders agree to make an Additional Term Loan the Borrower shall execute and deliver to the Agent an Additional Term Loan Supplement substantially in the form of Exhibit L which is acknowledged and agreed to by each other Loan Party and providing to the Agent and each Lender such other documents and information as the Agent or any Lender may request in their sole and absolute discretion. Such Additional Term Loan Supplement must be delivered to the Agent not later than 12:00 noon (New York City time), on the date which is one (1) Business Day prior to the date of the proposed Additional Term Loan (or such shorter period as the Agent is willing to accommodate from time to time, but in no event later than 12:00 noon (New York City time) on the borrowing date of the proposed Additional Term Loan).

              (b) The aggregate principal amount of all Additional Term Loans shall not exceed at any one time outstanding the Additional Term Loan Amount. Any Additional Term Loan made by the Lenders in their sole and absolute discretion shall be deemed in all respects, including with respect to the terms thereof, a Term Loan made hereunder. The Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer's authority to request an Additional Term Loan on behalf of the Borrower until the Agent receives written notice to the contrary. The Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Additional Term Loan Supplement. No Lender shall have any obligation to make any Additional Term Loan hereunder.

                                  ARTICLE III

                                    RESERVED


                                   ARTICLE IV

                      FEES, PAYMENTS AND OTHER COMPENSATION

         Section 4.01 Audit and Collateral Monitoring Fees. (a) The Borrower acknowledges that pursuant to Section 7.01(f), representatives of the Agent may visit any or all of the Loan Parties and/or conduct audits, inspections, valuations and/or field examinations of any or all of the Loan Parties at any time and from time to time in a manner so as to not unduly disrupt the business of the Loan Parties. The Borrower agrees to pay (i) $1,500 per day per examiner plus the examiner's out-of-pocket costs and reasonable expenses incurred in connection with all such visits, audits, inspections, valuations and field examinations and (ii) the cost of all visits, audits, inspections, valuations and field examinations conducted by a third party on behalf of the Agent.

         Section 4.02 Payments; Computations and Statements. (a) The Borrower will make each payment under this Agreement not later than 12:00 noon (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Agent's Account. All payments received by the Agent after 12:00 noon (New York City time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day. All payments shall be made by the Borrower without set-off, counterclaim, deduction or other defense to the Agent and the Lenders. Except as provided in Section 2.02, after receipt, the Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement, provided that the Agent will cause to be distributed all interest and fees received from or for the account of the Borrower not less than once each month and in any event promptly after receipt thereof. The Lenders and the Borrower hereby authorize the Agent to, and the Agent may, from time to time, charge the Loan Account of the Borrower with any amount due and payable by the Borrower under any Loan Document. Each of the Lenders and the Borrower agrees that the Agent shall have the right to make such charges whether or not any Default or Event of Default shall have occurred and be continuing. Any amount charged to the Loan Account of the Borrower shall be an Obligation under this Agreement and thereafter shall bear interest as provided hereunder as if it had originally been part of the outstanding principal of the Term Loan. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable. Each determination by the Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

              (b) The Agent shall provide the Borrower, promptly after the end of each calendar month, a summary statement (in the form from time to time used by the Agent) of the opening and closing daily balances in the Loan Account of the Borrower during such month, the amounts and dates of all payments on account of the Term Loan during such month, the amount of interest accrued on the Term Loan to the Borrower during such month, and the amount and nature of any charges to the Loan Account made during such month on account of fees, commissions, expenses and other Obligations. All entries on any such statement shall be presumed to be correct and, thirty (30) days after the same is sent, shall be final and conclusive absent manifest error.

         Section 4.03 Sharing of Payments, Etc. Except as provided in Section
2.02 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered). The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 4.03 may, to the fullest extent permitted by law, exercise all of its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         Section 4.04 Apportionment of Payments. Subject to Section 2.02 hereof:

              (a) All payments of principal and interest in respect of the Term Loan, all payments of fees (other than the Closing Fee set forth in Section 2.06 hereof, and the audit and collateral monitoring fee provided for in Section 4.01) and all other payments in respect of any other Obligations, shall be allocated by the Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of the Term Loan, as designated by the Person making payment when the payment is made.

              (b) After the occurrence and during the continuance of an Event of Default, the Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement, (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agent until paid in full; (ii) second, ratably to pay the Obligations in respect of any fees and indemnities then due to the Lenders until paid in full; (iii) third, ratably to pay interest due in respect of the Agent Advances until paid in full; (iv) fourth, ratably to pay principal of the Agent Advances until paid in full; (v) fifth, ratably to pay interest due in respect of the Term Loan until paid in full; (vi) sixth, ratably to pay principal of the Term Loan until paid in full; and (vii) seventh, to the ratable payment of all other Obligations then due and payable.

              (c) In each instance, so long as no Event of Default has occurred and is continuing, Section 4.04(b) shall not be deemed to apply to any payment by the Borrower specified by the Borrower to the Agent to be for the payment of all or part of the principal of the Term Loan in accordance with the terms and conditions of Section 2.05.

              (d) For purposes of Section 4.04(b), "paid in full" with respect to interest shall include interest accrued after the commencement of any Insolvency Proceeding irrespective of whether a claim for such interest is allowable in such Insolvency Proceeding.

              (e) In the event of a direct conflict between the priority provisions of this Section 4.04 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that both such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 4.04 shall control and govern.

         Section 4.05 Increased Costs and Reduced Return. (a) If any Lender or the Agent shall have determined that the adoption or implementation of, or any change in, any law, rule, treaty or regulation, or any policy, guideline or directive of, or any change in, the interpretation or administration thereof by, any court, central bank or other administrative or Governmental Authority, or compliance by any Lender or the Agent or any Person controlling any such Lender or the Agent with any directive of, or guideline from, any central bank or other Governmental Authority or the introduction of, or change in, any accounting principles applicable to any Lender or the Agent or any Person controlling any such Lender or the Agent (in each case, whether or not having the force of law), shall (i) subject any Lender or the Agent or any Person controlling any such Lender or the Agent to any tax, duty or other charge with respect to this Agreement or the Term Loan made by such Lender or the Agent, or change the basis of taxation of payments to any Lender or the Agent or any Person controlling any such Lender or the Agent of any amounts payable hereunder (except for taxes on the overall net income of any Lender or the Agent or any Person controlling any such Lender or the Agent), (ii) impose, modify or deem applicable any reserve, special deposit or similar requirement against the Term Loan or against assets of or held by, or deposits with or for the account of, or credit extended by, any Lender or the Agent or any Person controlling any such Lender or the Agent or (iii) impose on any Lender or the Agent or any Person controlling any such Lender or the Agent any other condition regarding this Agreement or the Term Loan, and the result of any event referred to in clauses (i), (ii) or (iii) above shall be to increase the cost to any Lender or the Agent of making or maintaining the Term Loan, or to reduce any amount received or receivable by any Lender or the Agent hereunder, then, upon demand by any such Lender or the Agent, the Borrower shall pay to such Lender or the Agent such additional amounts as will compensate such Lender or the Agent for such increased costs or reductions in amount.

              (b) If any Lender or the Agent shall have determined that any Capital Guideline or the adoption or implementation of, or any change in, any Capital Guideline by the Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender or the Agent or any Person controlling such Lender or the Agent with any Capital Guideline or with any request or directive of any such Governmental Authority with respect to any Capital Guideline, or the implementation of, or any change in, any applicable accounting principles (in each case, whether or not having the force of law), either (i) affects or would affect the amount of capital required or expected to be maintained by any Lender or the Agent or any Person controlling such Lender or the Agent, and any Lender or the Agent determines that the amount of such capital is increased as a direct or indirect consequence of the Term Loan made or maintained, any Lender's or the Agent's or any such other controlling Person's other obligations hereunder, or (ii) has or would have the effect of reducing the rate of return on any Lender's, the Agent's or any such other controlling Person's capital to a level below that which such Lender or the Agent or such controlling Person could have achieved but for such circumstances as a consequence of the Term Loan made or maintained or such Lender's or the Agent's or such other controlling Person's other obligations hereunder (in each case, taking into consideration, such Lender's or the Agent's or such other controlling Person's policies with respect to capital adequacy), then, upon demand by any such Lender or the Agent, the Borrower shall pay to such Lender or the Agent from time to time such additional amounts as will compensate such Lender or the Agent for such cost of maintaining such increased capital or such reduction in the rate of return on such Lender's or the Agent's or such other controlling Person's capital.

              (c) All amounts payable under this Section 4.05 shall bear interest from the date that is ten (10) days after the date of demand by any Lender or the Agent until payment in full to such Lender or the Agent at the Reference Rate. A certificate of such Lender or the Agent claiming compensation under this Section 4.05, specifying the event herein above described and the nature of such event shall be submitted by such Lender or the Agent to the Borrower, setting forth the additional amount due and an explanation of the calculation thereof, and such Lender's or the Agent's reasons for invoking the provisions of this Section 4.05, and shall be final and conclusive absent manifest error.

                                   ARTICLE V

                               CONDITIONS TO LOANS

         Section 5.01 Conditions Precedent to Effectiveness. This Agreement shall become effective as of the Business Day (the "Effective Date") when each of the following conditions precedent shall have been satisfied in a manner satisfactory to the Agent (or waived in writing by the Lenders):

              (a) Payment of Fees, Etc. The Borrower shall have paid on or before the date of this Agreement all fees, costs, expenses and taxes then payable pursuant to Section 2.06 and Section 12.04.

              (b) Representations and Warranties; No Event of Default. The following statements shall be true and correct: (i) the representations and warranties contained in Article VI and in each other Loan Document, certificate or other writing delivered to the Agent or any Lender pursuant hereto or thereto on or prior to the Effective Date are true and correct on and as of the Effective Date as though made on and as of such date and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms.

              (c) Legality. The making of the Term Loan shall not contravene any law, rule or regulation applicable to the Agent or any Lender.

              (d) Delivery of Documents. The Agent shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Effective Date:

                  (i) a Security Agreement, duly executed by each Loan Party;

                  (ii) a Pledge Agreement, duly executed by each Loan Party, together with the original stock certificates representing all of the common stock of such Loan Party's subsidiaries and all intercompany promissory notes of such Loan Parties, accompanied by undated stock powers executed in blank and other proper instruments of transfer;

                  (iii) a Pledge Agreement, duly executed by Paul S. Lindsey, the Paul S. Lindsey, Jr. Revocable Trust dated January 24, 1992, Kristin L. Lindsey and the Kristin L. Lindsey Revocable Trust dated January 24, 1992, in favor of the Agent for the benefit of the Lenders, pledging the issued and outstanding shares of Capital Stock of the Borrower, together with the original stock certificates representing such common stock of the Borrower, accompanied by undated stock powers executed in blank;

                  (iv) the Mortgages, duly executed by the applicable Loan
Party;

                  (v) evidence of the recording of each Mortgage in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the Lien purported to be created thereby or to otherwise protect the rights of the Agent and the Lenders thereunder;

                  (vi) a UCC Filing Authorization Letter, duly executed by each Loan Party, together with appropriate financing statements on Form UCC-1 duly filed in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created by each Security Agreement, each Pledge Agreement and each Mortgage;

                  (vii) all documents or other instruments duly executed by the applicable Loan Party, in form and substance satisfactory to the Agent, that is necessary to enable the Agent to perfect its security interest in the Rolling Stock described in Schedule 5.01(d)(vii), which Schedule shall include for each piece of Rolling Stock information with respect to the manufacturer, the year made, the model, the vehicle identification number, the state in which it is licensed, the license number, the owner, state in which it is titled and the certificate of title or ownership identification number;

                  (viii) the Cash Collateral Agreement, duly executed by Agent, Borrower and the Cash Collateral Bank;

                  (ix) evidence of the insurance coverage required by Section
7.01 and the terms of each Security Agreement and each Mortgage and such other insurance coverage with respect to the business and operations of the Loan Parties as the Agent may reasonably request, in each case, with such endorsements as to the named insured or loss payees thereunder as the Agent may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days' prior written notice to the Agent and each such named insured or loss payee,

                  (x) evidence of the payment of all premiums due in respect the insurance coverage referenced in item (ix) above for such period as the Agent may request;

                  (xi) the Contribution Agreement, duly executed by each Loan Party;

                  (xii) the Intercompany Subordination Agreement, duly executed by each Loan Party and Red Top LLC;

                  (xiii) the Employment Agreement, duly executed by Paul S. Lindsey;

                  (xiv) an Officer's Certificate, duly executed by each Loan Party;

                  (xv) a certificate of the appropriate official(s) of the state of organization of each Loan Party certifying as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such states;

                  (xvi) a copy of the Financial Statements and the financial projections described in Section 6.01(g)(ii) hereof;

                  (xvii) the Voting Agreement, duly executed by each of the parties thereto;

                  (xviii) unanimous written consents of the shareholders of All Star Gas Inc. of Arizona, All Star Gas Inc. of Arkansas, All Star Gas Inc. of Colorado, All Star Gas Inc. of Missouri, All Star Gas Inc. of Wyoming, Red Top Gas, Incorporated and Ellington Propane, Inc., authorizing the Charter Amendments and Bylaw Amendments and evidence that a notice to the shareholders of the Borrower has been sent calling a meeting to authorize the Charter Amendments and Bylaw Amendments of the Borrower;

                  (xix) a true and complete copy of each Bylaw Amendment for All Star Gas Inc. of Arizona, All Star Gas Inc. of Arkansas, All Star Gas Inc. of Colorado, All Star Gas Inc. of Missouri, All Star Gas Inc. of Wyoming, Red Top Gas, Incorporated and Ellington Propane, Inc., certified as of the Effective Date by an Authorized Officer of such Loan Party;

                  (xx) a subscription agreement duly executed by the Borrower and the Agent, pursuant to which the Borrower shall issue one share of its common stock to the Agent, together with the original stock certificate representing such common stock of the Borrower;

                  (xxi) the Intercreditor Agreement, duly executed by the Agent, the Lenders and the Indenture Trustee;

                  (xxii) a duly executed amendment to the Senior Note Indenture, pursuant to which the Indenture Trustee, on behalf of the holders of the Senior Notes, permit the Term Loan hereunder and the transactions contemplated hereby, together with such opinions of counsel to the Loan Parties and officer's certificates as the Indenture Trustee shall require;

                  (xxiii) the Post-Closing Letter Agreement, duly executed by each Loan Party; and

                  (xxiv) such other agreements, instruments, approvals, opinions and other documents, each satisfactory to the Agent in form and substance, as the Agent may reasonably request.

              (e) Material Adverse Effect. The Agent shall have determined, in its sole judgment, that no event or development shall have occurred since June 30, 2002 which could have a Material Adverse Effect.

              (f) Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the making of the Term Loan or the conduct of the Loan Parties' business shall have been obtained and shall be in full force and effect.

              (g) Proceedings; Receipt of Documents. All proceedings in connection with the making of the Term Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Agent and its counsel, and the Agent and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Agent or such counsel may reasonably request.

              (h) Absence of Liens. There shall be no blanket liens on the assets of any Loan Party, other than Liens in favor of Empire Bank and The Bank, securing an aggregate maximum amount of $9,000,0000.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         Section 6.01 Representations and Warranties. Each Loan Party hereby jointly and severally represents and warrants to the Agent and the Lenders as follows:

              (a) Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization and (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrower, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby.

              (b) Authorization, Etc. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law, the Senior Note Indenture, the Subordinated
Note Indenture, or any other contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

              (c) Governmental Approvals. To the best of each Loan Party's knowledge, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

              (d) Enforceability of Loan Documents. This Agreement is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

              (e) Capitalization. Schedule 6.01(e) is a complete and correct description of the name, jurisdiction of incorporation and ownership of the issued and outstanding Capital Stock of each Loan Party and the Subsidiaries of each Loan Party in existence on the date hereof. All of the issued and outstanding shares of such Capital Stock have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as indicated on such Schedule, all such Capital Stock is owned by the respective equityholders, free and clear of all Liens. There are no outstanding debt or equity securities of any Loan Party or any of its Subsidiaries and no outstanding obligations of any Loan Party or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from such Loan Party or any of its Subsidiaries, or other obligations of any Loan Party or any of its Subsidiaries to issue, directly or indirectly, any shares of Capital Stock of any Loan Party or any of its Subsidiaries.

              (f) Litigation; Commercial Tort Claims. Except as set forth in
Schedule 6.01(f), (i) there is no pending or, to the best knowledge of any Loan Party, threatened action, suit or proceeding affecting any Loan Party before any court or other Governmental Authority or any arbitrator that (A) if adversely determined, could have a Material Adverse Effect or (B) relates to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby and (ii) as of the Effective Date, none of the Loan Parties holds any commercial tort claims in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant.

              (g) Financial Condition.

                  (i) The Financial Statements, copies of which have been delivered to the Agent and each Lender, fairly present the consolidated financial condition of the Borrower and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of the Borrower and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP, and since June 30, 2002 no event or development has occurred that has had or could have a Material Adverse Effect.

                  (ii) The Borrower has heretofore furnished to the Agent and each Lender (A) projected monthly balance sheets, income statements and statements of cash flows of the Borrower and its Subsidiaries for the period from July 1, 2002, through June 30, 2003, and (B) projected annual balance sheets, income statements and statements of cash flows of the Borrower and its Subsidiaries for the Fiscal Year ending in 2003. Such projections shall be believed by the Borrower at the time furnished to be reasonable, shall have been prepared on a reasonable basis and in good faith by the Borrower, and shall have been based on assumptions believed by the Borrower to be reasonable at the time made and upon the best information then reasonably available to the Borrower, and the Borrower shall not be aware of any facts or information that would lead it to believe that such projections, as so updated, are incorrect or misleading in any material respect.

              (h) Compliance with Law, Etc. No Loan Party is in violation of its organizational documents to the best of such Loan Party's knowledge, any law, rule, regulation, judgment or order of any Governmental Authority applicable to it or any of its property or assets, or any material term of any agreement or instrument (including, without limitation, any Material Contract) binding on or otherwise affecting it or any of its properties, and no Default or Event of Default has occurred and is continuing, in each case which could reasonably be expected to have a Material Adverse Effect.

              (i) ERISA and Other Employment Matters. No Loan Party has any Employee Plan. The only employee benefit plan is a self-funded 401(k) plan for which no Loan Party has any contribution obligation. Except as set forth on
Schedule 6.01(i), no Loan Party is a party to any employment agreements with any employees.

              (j) Taxes, Etc. To the best of each Loan Party's knowledge and except as set forth on Schedule 6.01(j), all Federal, state and local tax returns and other reports required by applicable law to be filed by any Loan Party have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon any Loan Party or any property of any Loan Party and which have become due and payable on or prior to the date hereof have been paid (including 100% of all taxes such as payroll, withholding and sales taxes), except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof on the Financial Statements in accordance with GAAP.

              (k) Regulations T, U and X. No Loan Party is or will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of the Term Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

              (l) Nature of Business. No Loan Party is engaged in any business other than (i) the retail marketing of propane to residential, agricultural and commercial customers, (ii) the retail marketing of propane-related appliances, supplies and equipment, (iii) the providing of consumer propane storage tanks to residential and commercial customers and (iv) the wholesale marketing of propane, administrative services and equipment to dealers of the Borrower.

              (m) Adverse Agreements, Etc. To the best of each Loan Party's knowledge, no Loan Party is a party to any agreement or instrument, or subject to any charter, limited liability company agreement, partnership agreement or other corporate, partnership or limited liability company restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which has, or in the future could have, a Material Adverse Effect.

              (n) Permits, Etc. To the best of each Loan Party's knowledge, each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, each business currently owned, leased, managed or operated, by such Person. To the best of each Loan Party's knowledge, no condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect.

              (o) Properties. (i) Each Loan Party has good and marketable title to, valid leasehold interests in, or valid licenses to use, all property and assets material to its business, free and clear of all Liens, except Permitted Liens. All such properties and assets are in good working order and condition, ordinary wear and tear excepted.

                  (ii) Schedule 6.01(o) sets forth a complete and accurate list, as of the Effective Date, of the location, by state and street address, of all real property owned or leased by the Loan Party described as the owner or the lessee on such schedule. As of the Effective Date, each Loan Party has valid leasehold interests in the Leases described on Schedule 6.01(o) to which it is a party. Schedule 6.01(o) sets forth with respect to each such Lease, the commencement date, termination date, renewal options (if any) and annual base rents. Each such Lease is valid and enforceable in accordance with its terms in all material respects and is in full force and effect. No consent or approval of any landlord or other third party in connection with any such Lease is necessary for any Loan Party to enter into and execute the Loan Documents to which it is a party, except as set forth on Schedule 6.01(o). To the best knowledge of any Loan Party, no other party to any such Lease is in default of its obligations thereunder, and no Loan Party (or any other party to any such Lease) has at any time delivered or received any notice of default which remains uncured under any such Lease and, as of the Effective Date, no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default under any such Lease.

                  (iii) All Rolling Stock owned by the Loan Parties which, under applicable law (including, without limitation, any Motor Vehicle Law), is required to be registered is properly registered in the name of a Loan Party, and all Rolling Stock owned by the Loan Parties, the ownership of which, under applicable law (including, without limitation, any Motor Vehicle Law), is evidenced by a certificate of title or ownership, is properly titled in the name of a Loan Party. The Rolling Stock listed on Schedule 5.01(d)(vii) constitute all of the Rolling Stock owned by the Loan Parties on the Effective Date and the Rolling Stock not subject to a certificate of title or ownership under applicable law (including, without limitation, any Motor Vehicle Law), if any, is noted therein, provided that Schedule 5.01(d)(vii) does not include, and is not required to include, Rolling Stock not subject to a certificate of title or ownership under applicable law relating to "pole" trailers that were used by a Loan Party to transport small consumer tanks.

              (p) Full Disclosure. Each Loan Party has disclosed to the Agent all agreements, instruments and corporate or other restrictions to which it is subject, and all other matters known to it, that, individually or in the aggregate, could result in a Material Adverse Effect. None of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Agent in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; provided that, with respect to projected financial information, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no contingent liability or fact that may have a Material Adverse Effect which has not been set forth in a footnote included in the Financial Statements or a Schedule hereto.

              (q) Operating Lease Obligations. On the Effective Date, none of the Loan Parties has any Operating Lease Obligations other than the Operating Lease Obligations set forth on Schedule 6.01(q).

              (r) Environmental Matters. To the best of each Loan Party's knowledge and except as set forth on Schedule 6.01(r), (i) the operations of each Loan Party are in material compliance with all Environmental Laws; (ii) there has been no Release at any of the properties owned or operated by any Loan Party or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any predecessor in interest which could have a Material Adverse Effect; (iii) no Environmental Action has been asserted against any Loan Party or any predecessor in interest nor does any Loan Party have knowledge or notice of any threatened or pending Environmental Action against any Loan Party or any predecessor in interest which could have a Material Adverse Effect; (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Material generated by any Loan Party or any predecessor in interest which could have a Material Adverse Effect; (v) no property now or formerly owned or operated by a Loan Party has been used as a treatment or disposal site for any Hazardous Material; (vi) no Loan Party has failed to report to the proper Governmental Authority the occurrence of any Release which is required to be so reported by any Environmental Laws which could have a Material Adverse Effect; (vii) each Loan Party holds all licenses, permits and approvals required under any Environmental Laws in connection with the operation of the business carried on by it, except for such licenses, permits and approvals as to which a Loan Party's failure to maintain or comply with could not have a Material Adverse Effect; and (viii) no Loan Party has received any notification pursuant to any Environmental Laws that (A) any work, repairs, construction or Capital Expenditures are required to be made in respect as a condition of continued compliance with any Environmental Laws, or any license, permit or approval issued pursuant thereto or (B) any license, permit or approval referred to above is about to be reviewed, made, subject to limitations or conditions, revoked, withdrawn or terminated, in each case, except as could not have a Material Adverse Effect.

              (s) Insurance. Each Loan Party keeps its property adequately insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or as may be reasonably required by the Agent (including, without limitation, against larceny, embezzlement or other criminal misappropriation). Schedule 6.01(s) sets forth a list of all insurance maintained by each Loan Party on the Effective Date.

              (t) Use of Proceeds. The proceeds of the Term Loan shall be (i) deposited into the Cash Collateral Account and shall be released from the Cash Collateral Account (A) to purchase propane from Qualified Propane Vendors according to the projections previously provided to the Agent and (B) to pay fees and expenses in connection with the transactions contemplated hereby and
(ii) used to pay fees and expenses in connection with the transactions contemplated hereby.

              (u) Charter and Bylaw Amendments. Each of the Charter Amendments and the Bylaw Amendments are valid and have been duly authorized by all necessary corporate action.

              (v) Location of Bank Accounts. Schedule 6.01(v) sets forth a complete and accurate list as of the Effective Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by each Loan Party, together with a description thereof (i.e., the bank or broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof).

              (w) Intellectual Property. To the best of each Loan Party's knowledge and except as set forth on Schedule 6.01(w), each Loan Party owns or licenses or otherwise has the right to use all licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations, non-governmental licenses and permits and other intellectual property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not have a Material Adverse Effect. Set forth on Schedule 6.01(w) is a complete and accurate list as of the Effective Date of all such material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations, non-governmental licenses and permits and other intellectual property rights of each Loan Party.

              (x) Material Contracts. Set forth on Schedule 6.01(x) is a complete and accurate list as of the Effective Date of all Material Contracts of each Loan Party, showing the parties and subject matter thereof and amendments and modifications thereto. Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the best knowledge of such Loan Party, all other parties thereto in accordance with its terms, (ii) has not been otherwise amended or modified, and (iii) is not in default due to the action of any Loan Party or, to the best knowledge of any Loan Party, any other party thereto.

              (y) Holding Company and Investment Company Acts. None of the Loan Parties is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

              (z) Employee and Labor Matters. To the best of each Loan Party's knowledge, there is (i) no unfair labor practice complaint pending or threatened against any Loan Party before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party which arises out of or under any collective bargaining agreement, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened against any Loan Party or (iii) no union representation question existing with respect to the employees of any Loan Party and no union organizing activity taking place with respect to any of the employees of any Loan Party. No Loan Party or any of its ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state law, which remains unpaid or unsatisfied. The hours worked and payments made to employees of any Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements. All material payments due from any Loan Party on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of such Loan Party.

              (aa) Customers and Suppliers. To the best of each Loan Party's knowledge and except as set forth on Schedule 6.01(aa), there exists no actual termination, cancellation or limitation of, or modification to or change in, the business relationship between (i) any Loan Party, on the one hand, and any customer or any group thereof, on the other hand, whose agreements with any Loan Party are individually or in the aggregate material to the business or operations of such Loan Party, or (ii) any Loan Party, on the one hand, and any material supplier thereof, on the other hand.

              (bb) [Intentionally Omitted.]

              (cc) [Intentionally Omitted.]

              (dd) Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of Business; Chief Executive Office; FEIN. Schedule 6.01(dd) sets forth a complete and accurate list as of the date hereof of (i) the exact legal name of each Loan Party, (ii) the jurisdiction of organization of each Loan Party, (iii) the organizational identification number of each Loan Party (or indicates that such Loan Party has no organizational identification number),
(iv) each place of business of each Loan Party, (v) the chief executive office of each Loan Party and (vi) the federal employer identification number of each Loan Party.

              (ee) Tradenames. Schedule 6.01(ee) hereto sets forth a complete and accurate list as of the Effective Date of all tradenames used by each Loan Party.

              (ff) Locations of Collateral. There is no location at which any Loan Party has any Collateral (except for Inventory in transit) other than (i) those locations listed on Schedule 6.01(ff) and (ii) any other locations approved in writing by the Agent from time to time. Schedule 6.01(ff) hereto contains a true, correct and complete list, as of the Effective Date, of the legal names and addresses of each warehouse at which Collateral of each Loan Party is stored. None of the receipts received by any Loan Party from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person's assigns.

              (gg) Security Interests. Each Security Agreement creates in favor of the Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral secured thereby. Upon the filing of the UCC-1 financing statements described in Section 5.01(d)(vi) and the submission of an appropriate application requesting that the Lien of the Agent be noted on the certificate of title or ownership, completed and authenticated by the applicable Loan Party, together with the certificate of title or ownership with respect to such Rolling Stock, to the applicable state agency, such security interests in and Liens on the Collateral granted thereby shall be perfected security interests (subject to Permitted Liens), and no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than the filing of continuation statements in accordance with applicable law.

              (hh) Schedules. All of the information which is required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate in all material respects and does not omit to state any information material thereto.

              (ii) Representations and Warranties in Documents; No Default. All representations and warranties set forth in this Agreement and the other Loan Documents are true and correct in all respects at the time as of which such representations were made and on the Effective Date. Except as set forth on
Schedule 6.01(ii), no Event of Default has occurred and is continuing and no condition exists which constitutes a Default or an Event of Default.

              (jj) Subordinated Note Indenture. The subordination provisions of the Subordinated Note Indenture are and will be enforceable against the holders of the Subordinated Notes by the holders of any Senior Indebtedness (as defined in the Subordinated Note Indenture). All Obligations, including, without limitation, those to pay principal of and interest (including post-petition interest) on the Term Loan and fees and expenses in connection therewith, constitute Senior Indebtedness (as defined in the Subordinated Note Indenture), and all such Obligations are entitled to the benefits of the subordination created by the Subordinated Note Indenture. The Borrower acknowledges that the Agent and the Lenders are entering into this Agreement, and extending their Commitments, in reliance upon the subordination provisions of the Subordinated
Note Indenture and this clause (jj).

              (kk) Schedule 6.01(kk) sets forth, as of the Effective Date, a true, correct and complete list of not more than four potential purchasers in respect of the All Star Sale (the "Prospective All Star Purchasers"), and specifying in reasonable detail the status and the material terms of such offers, including, without limitation, the proposed purchase price and targeted closing date.

                                  ARTICLE VII

                          COVENANTS OF THE LOAN PARTIES

         Section 7.01 Affirmative Covenants. So long as any principal of or interest on the Term Loan or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party will, unless the Required Lenders shall otherwise consent in writing:

              (a) Reporting Requirements. Furnish to the Agent and each Lender:

                  (i) as soon as available, and in any event within 30 days after the end of each fiscal month of the Borrower and its Subsidiaries commencing with the first fiscal month of the Borrower and its Subsidiaries ending after the Effective Date, internally prepared consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated and consolidating statements of cash flows as at the end of such fiscal month, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such fiscal month, all in reasonable detail and certified by an Authorized Officer of the Borrower as fairly presenting, in all material respects, the financial position of the Borrower and its Subsidiaries as at the end of such fiscal month and the results of operations, retained earnings and cash flows of the Borrower and its Subsidiaries for such fiscal month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Agent and the Lenders, subject to normal year-end adjustments;

                  (ii) simultaneously with the delivery of the financial statements of the Borrower and its Subsidiaries required by clause (i) of this
Section 7.01(a), a certificate of an Authorized Officer of the Borrower (A) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Borrower and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Borrower and its Subsidiaries were in compliance with all of the provisions of this Agreement and such Loan Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or Default existed, describing the nature and period of existence thereof and the action which the Borrower and its Subsidiaries propose to take or have taken with respect thereto and (B) attaching a schedule showing the calculations specified in Sections 7.02(g), (t), (u) and (v);

                  (iii) promptly after submission to any Governmental Authority, all documents and information furnished to such Governmental Authority in connection with any investigation of any Loan Party other than routine inquiries by such Governmental Authority;

                  (iv) as soon as possible, and in any event within 3 days after the occurrence of an Event of Default or Default or the occurrence of any event or development that could have a Material Adverse Effect, the written statement of an Authorized Officer of the Borrower setting forth the details of such Event of Default or Default or other event or development having a Material Adverse Effect and the action which the affected Loan Party proposes to take with respect thereto;

                  (v) promptly after the commencement thereof but in any event not later than 5 days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could have a Material Adverse Effect;

                  (vi) as soon as possible and in any event within 5 days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes, receives or delivers in connection with any Material Contract;

                  (vii) as soon as possible and in any event within 5 days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives in connection with the sale or other Disposition of the Capital Stock of, or all or substantially all of the assets of, any Loan Party (neither of which are permitted hereunder);

                  (viii) promptly after the sending or filing thereof, copies of all statements, reports and other information any Loan Party sends to any holders of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange;

                  (ix) promptly upon receipt thereof, copies of all financial reports (including, without limitation, management letters), if any, submitted to any Loan Party by its auditors in connection with any annual or interim audit of the books thereof; and

                  (x) promptly upon request, such other information concerning the condition or operations, financial or otherwise, of any Loan Party as the Agent may from time to time may reasonably request.

              (b) Additional Guaranties and Collateral Security. Cause:

                  (i) each Subsidiary of any Loan Party not in existence on the Effective Date, to execute and deliver to the Agent promptly and in any event within 3 days after the formation, acquisition or change in status thereof (A) a Guaranty guaranteeing the Obligations, (B) a Security Agreement, (C) if such Subsidiary has any Subsidiaries, a Pledge Agreement together with (x) certificates evidencing all of the Capital Stock of any Person owned by such Subsidiary, (y) undated stock powers executed in blank with signature guaranteed, and (z) such opinion of counsel and such approving certificate of such Subsidiary as the Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares,
(D) one or more Mortgages creating on the real property of such Subsidiary a perfected, first priority Lien on such real property, a current ALTA survey thereof and a surveyor's certificate, each in form and substance satisfactory to the Agent, together with such other agreements, instruments and documents as the Agent may require whether comparable to the documents required under Section 7.01(o) or otherwise, and (E) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Agent in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by any such Security Agreement, Pledge Agreement or Mortgage or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations; and

                  (ii) each owner of the Capital Stock of any such Subsidiary to execute and deliver promptly and in any event within 3 days after the formation or acquisition of such Subsidiary a Pledge Agreement, together with (A) certificates evidencing all of the Capital Stock of such Subsidiary, (B) undated stock powers or other appropriate instruments of assignment executed in blank with signature guaranteed, (C) such opinion of counsel and such approving certificate of such Subsidiary as the Agent may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares and (D) such other agreements, instruments, approvals, legal opinions or other documents requested by the Agent.

              (c) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, all Environmental
Laws), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and
(ii) paying all lawful claims which if unpaid might become a Lien or charge upon any of its properties, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

              (d) Preservation of Existence, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

              (e) Keeping of Records and Books of Account. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, with complete entries made to permit the preparation of financial statements in accordance with GAAP.

              (f) Inspection Rights. Permit, and cause each of its Subsidiaries to permit, the agents and representatives of the Agent at any time and from time to time during normal business hours, at the expense of the Borrower, to examine and make copies of and abstracts from its records and books of account, to visit and inspect its properties, to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, to conduct audits, physical counts, valuations, appraisals, Phase I ESA (and, if requested by the Agent based upon the results of any such Phase I ESA, a Phase II Environmental Site Assessment) or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives. In furtherance of the foregoing, each Loan Party hereby authorizes its independent accountants, and the independent accountants of each of its Subsidiaries, to discuss the affairs, finances and accounts of such Person (independently or together with representatives of such Person) with the agents and representatives of the Agent in accordance with this Section 7.01(f).

              (g) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

              (h) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Agent. All policies covering the Collateral are to be made payable to the Agent for the benefit of the Lenders, as its interests may appear, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Agent may require to fully protect the Lenders' interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Agent and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of the Agent and such other Persons as the Agent may designate from time to time, and shall provide for not less than 30 days' prior written notice to the Agent of the exercise of any right of cancellation. Copies of all insurance policies are to be delivered to the Agent upon request, including, without limitation, policies with respect to director and officer insurance. If any Loan Party or any of its Subsidiaries fails to maintain such insurance, the Agent may arrange for such insurance, but at the Borrower's expense and without any responsibility on the Agent's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the sole right, in the name of the Lenders, any Loan Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

              (i) Obtaining of Permits, Etc. (i) Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary in the proper conduct of its business.

                  (ii) Cause all Rolling Stock, now owned or hereafter acquired by any Loan Party, which, under applicable law, is required to be registered, to be properly registered (including, without limitation, the payment of all necessary taxes and receipt of any applicable permits) in the name of such Loan Party and cause all Rolling Stock, now owned or hereafter acquired by any Loan Party, the ownership of which, under applicable law (including, without limitation, any Motor Vehicle Law), is evidenced by a certificate of title or ownership, to be properly titled in the name of such Loan Party, with the Agent's Lien noted thereon.

              (j) Environmental. (i) Keep any property either owned or operated by it or any of its Subsidiaries free of any Environmental Liens; (ii) comply, and cause each of its Subsidiaries to comply, in all material respects with Environmental Laws and provide to the Agent any documentation of such compliance which the Agent may reasonably request; (iii) provide the Agent written notice within five (5) days of any Release of a Hazardous Material in excess of any reportable quantity from or onto property at any time owned or operated by it or any of its Subsidiaries and take any Remedial Actions required to abate said Release; (iv) provide the Agent with written notice within ten (10) days of the receipt of any of the following: (A) notice that an Environmental Lien has been filed against any property of any Loan Party or any of its Subsidiaries; (B) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Loan Party or any of its Subsidiaries; and (C) notice of a violation, citation or other administrative order which could have a Material Adverse Effect and (v) defend, indemnify and hold harmless the Agent and the Lenders and their transferees, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) arising out of (A) the generation, presence, disposal, Release or threatened Release of any Hazardous Materials on, under, in, originating or emanating from any property at any time owned or operated by any Loan Party or any of its Subsidiaries (or its predecessors in interest or title), (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to the presence or Release of such Hazardous Materials, (C) any request for information, investigation, lawsuit brought or threatened, settlement reached or order by a Governmental Authority relating to the presence or Release of such Hazardous Materials, (D) any violation of any Environmental Law and/or (E) any Environmental Action filed against the Agent or any Lender.

              (k) Further Assurances. Take such action and execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Agent may require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected Liens any of the Collateral or any other property of any Loan Party and its Subsidiaries, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto the Agent and each Lender the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document. In furtherance of the foregoing, to the maximum extent permitted by applicable law, each Loan Party (i) authorizes the Agent to execute any such agreements, instruments or other documents in such Loan Party's name and to file such agreements, instruments or other documents in any appropriate filing office, (ii) authorizes the Agent to file any financing statement required hereunder or under any other Loan Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Loan Party, and
(iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Loan Party prior to the date hereof.

              (l) Change in Collateral; Collateral Records. (i) Give the Agent not less than 30 days' prior written notice of any change in the location of any Collateral, other than to locations set forth on Schedule 6.01(ff) and Collateral which is located at a customer's home or business and with respect to which the Agent has filed financing statements and otherwise fully perfected its Liens thereon, (ii) advise the Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon and (iii) execute and deliver, and cause each of its Subsidiaries to execute and deliver, to the Agent for the benefit of the Lenders from time to time, solely for the Agent's convenience in maintaining a record of Collateral, such written statements and schedules as the Agent may reasonably require, designating, identifying or describing the Collateral.

              (m) Landlord Waivers; Collateral Access Agreements. (i) At any time any Collateral with a book value in excess of $50,000 (when aggregated with all other Collateral at the same location) is located on any real property of a Loan Party (whether such real property is now existing or acquired after the Effective Date) which is not owned by a Loan Party, obtain written subordinations or waivers, in form and substance satisfactory to the Agent, of all present and future Liens to which the owner or lessor of such premises may be entitled to assert against the Collateral; and

                  (ii) Obtain written collateral access agreements, in form and substance satisfactory to the Agent, providing access to Collateral located on any premises not owned by a Loan Party in order to remove such Collateral from such premises during an Event of Default.

              (n) Subordination. Cause all Indebtedness and other obligations now or hereafter owed by it to any of its Affiliates, to be subordinated in right of payment and security to the Indebtedness and other Obligations owing to the Agent and the Lenders in accordance with a subordination agreement in form and substance satisfactory to the Agent.

              (o) After Acquired Real Property. Upon the acquisition by it or any of its Subsidiaries after the date hereof of any fee interest in any real property (wherever located) (each such interest being an "After Acquired Property"), with a Current Value (as defined below) in excess of $100,000, immediately so notify the Agent, setting forth with specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Loan Party's good-faith estimate of the current value of such real property (for purposes of this Section, the "Current Value"). The Agent shall notify such Loan Party whether it intends to require a Mortgage and other documents in its reasonable discretion consistent with the current Mortgages. The Borrower shall pay all fees and expenses, including reasonable attorneys' fees and expenses, and all title insurance charges and premiums, in connection with each Loan Party's obligations under this Section 7.01(o).

              (p) Fiscal Year. Cause the Fiscal Year of the Borrower and its Subsidiaries to end on June 30 of each calendar year unless the Agent consents to a change in such Fiscal Year (and appropriate related changes to this Agreement).

              (q) Alternative Bids. Permit and assist, and cause each of its Subsidiaries to permit and assist, the agents and representatives of the Agent and the Lenders at any time to solicit bids from any Person (other than a Prospective All Star Purchaser) in connection with the All Star Sale.

              (r) Access. Permit, and cause each of its Subsidiaries to permit, the agents and representatives of the Agent and the Lenders at any time to discuss the affairs of such Person with its major customers and suppliers and to discuss the status of any All Star Sale with any Prospective All Star Purchaser.

              (s) Retention of Professionals by the Lenders. Fully cooperate, and cause each of its Subsidiaries to fully cooperate, with all professionals retained by the Agent, Lenders or holders of the Senior Notes in connection with the restructuring of the Borrower and the other Loan Parties.

         Section 7.02 Negative Covenants. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing:

              (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired; file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that names it or any of its Subsidiaries as debtor; sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof); sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, repurchase such property or assets (including sales of accounts receivable) with recourse to it or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income; other than, as to all of the above, Permitted Liens.

              (b) Indebtedness. Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness.

              (c) Fundamental Changes; Dispositions. Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any Person, or convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing; provided, however, that any Loan Party and its Subsidiaries may (i) sell Inventory in the ordinary course of business, (ii) dispose of obsolete or worn-out equipment in the ordinary course of business, and (iii) sell or otherwise dispose of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets, provided that the Net Cash Proceeds of such Dispositions (A) in the case of clauses (ii) and (iii) above, do not exceed $15,000 in the aggregate and (B) in all cases, are paid to the Agent for the benefit of the Lenders pursuant to the terms of Section 2.05(c)(i).

              (d) Change in Nature of Business. Make, or permit any of its Subsidiaries to make, any change in the nature of its business as described in
Section 6.01(l).

              (e) Loans, Advances, Investments, Etc. Make or commit or agree to make any loan, advance guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of its Subsidiaries to do any of the foregoing, except for: (i) investments existing on the date hereof, as set forth on Schedule 7.02(e) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof, and (ii) Permitted Investments.

              (f) Lease Obligations. Create, incur or suffer to exist, or permit any of its Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) Capitalized Lease Obligations existing on the Effective Date, and (B) Operating Lease Obligations existing on the Effective Date as set forth on
Schedule 6.01(q).

              (g) Capital Expenditures. Make or commit or agree to make, or permit any of its Subsidiaries to make or commit or agree to make, any Capital Expenditure (by purchase or Capitalized Lease) other than to maintain and operate the properties as required hereunder but in no event in excess of $93,500 in any calendar month.

              (h) Restricted Payments. (i) Declare or pay any dividend or other distribution, direct or indirect, on account of any Capital Stock of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of any Loan Party or any direct or indirect parent of any Loan Party, now or hereafter outstanding, (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding, (iv) return any Capital Stock to any shareholders or other equity holders of any Loan Party or any of its Subsidiaries, or make any other distribution of property, assets, shares of Capital Stock, warrants, rights, options, obligations or securities thereto as such or (v) pay any management fees or any other fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any of the shareholders or other equityholders of any Loan Party or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of any Loan Party; provided, however, (A) any Loan Party may pay dividends to the Borrower (1) in amounts necessary to pay customary expenses of the Borrower in the ordinary course of its business (including salaries and related reasonable and customary expenses incurred by employees of the Borrower) and (2) in amounts necessary to pay taxes when due and owing by the Borrower, and (B) any Subsidiary of any Borrower may pay dividends to the Borrower, provided that, in each case of clauses (A) and (B) above, at the election of the Agent, which the Agent may and, upon the direction of the Required Lenders, shall make by notice to the Borrower, no such payment shall be made if an Event of Default shall have occurred and be continuing or would result from the making of any such payment or, if either immediately before or after giving effect to any such payment, the Term Loan.

              (i) Federal Reserve Regulations. Permit the Term Loan or the proceeds of the Term Loan under this Agreement to be used for any purpose that would cause such Term Loan to be a margin loan under the provisions of Regulation T, U or X of the Board.

              (j) Transactions with Affiliates. Enter into, renew, extend or be a party to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate or any Lindsey Affiliate, except (i) for the $1,045,100 loan made by Red Top LLC to the Borrower, provided that (A) no payments other than regularly scheduled interest payments at the prevailing rate of 8.64% and in no event at any default rate shall be made in respect of such loan until the payment in full of the Obligations after the Final Maturity Date shall have occurred and (B) Red Top LLC shall have executed and delivered the Intercompany Subordination Agreement, (ii) transactions with another Loan Party, (iii) transactions permitted by Section 7.02(e), and (iv) transactions with Red Top LLC with respect to the leasing of vehicles and the sale of propane, provided that all such transactions with Red Top LLC must be reviewed and approved in advance by FTI Consulting or the Agent.

              (k) Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries. Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of any Loan Party (i) to pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by any Loan Party or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to any Loan Party or any of its Subsidiaries, (iii) to make loans or advances to any Loan Party or any of its Subsidiaries or (iv) to transfer any of its property or assets to any Loan Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that nothing in any of clauses (i) through (iv) of this Section 7.02(k) shall prohibit or restrict compliance with:

                      (A) this Agreement and the other Loan Documents;

                      (B) any agreements in effect on the date of this Agreement and described on Schedule 7.02(k);

                      (C) any applicable law, rule or regulation (including, without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

                      (D) in the case of clause (iv) any agreement setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets; or

                      (E) in the case of clause (iv) any agreement, instrument or other document evidencing a Permitted Lien from restricting on customary terms the transfer of any property or assets subject thereto.

              (l) Limitation on Issuance of Capital Stock. Other than the issuance of one share of Capital Stock of the Borrower to the Agent on the Effective Date, issue or sell or enter into any agreement or arrangement for the issuance and sale of, or permit any of its Subsidiaries to issue or sell or enter into any agreement or arrangement for the issuance and sale of, any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock or any warrants.

              (m) Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc. (i) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any of its or its Subsidiaries' Indebtedness or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, would increase the interest rate applicable to such Indebtedness, would change the subordination provision, if any, of such Indebtedness, or would otherwise be adverse to the Lenders or the issuer of such Indebtedness in any respect, (ii) except for the Obligations, make any voluntary or optional payment, prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its or its Subsidiaries' Indebtedness (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), or refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness (except to the extent such Indebtedness is otherwise expressly permitted by the definition of "Permitted Indebtedness"), or make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any outstanding Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing, (iii) amend, modify or otherwise change its name, jurisdiction of organization, chief executive office, organizational identification number or FEIN, or (iv) amend, modify or otherwise change its certificate of incorporation or bylaws (or other similar organizational documents), including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Capital Stock (including any shareholders' agreement), or enter into any new agreement with respect to any of its Capital Stock, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iv) that either individually or in the aggregate, could not have a Material Adverse Effect.

              (n) Investment Company Act of 1940. Engage in any business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an "investment company" or a company "controlled" by an "investment company" not entitled to an exemption within the meaning of such Act.

              (o) Compromise of Accounts Receivable. Compromise or adjust any Account Receivable (or extend the time of payment thereof) or grant any discounts, allowances or credits or permit any of its Subsidiaries to do so other than, provided no Default or Event of Default has occurred and is continuing, in the ordinary course of its business; provided, however, in no event shall any such compromise, adjustment, discount, allowance or credit exceed $250,000 in the aggregate and no such extension of the time for payment extend beyond ninety (90) days from the original due date thereof.

              (p) Properties. Permit any property to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a valid and perfected first priority Lien.

              (q) ERISA. (i) Engage, or permit any ERISA Affiliate to engage, in any transaction described in Section 4069 of ERISA; (ii) engage, or permit any ERISA Affiliate to engage, in any prohibited transaction described in Section 406 of ERISA or 4975 of the Internal Revenue Code for which a statutory or class exemption is not available or a private exemption has not previously been obtained from the U.S. Department of Labor; (iii) adopt or permit any ERISA Affiliate to adopt any employee welfare benefit plan within the meaning of
Section 3(1) of ERISA which provides benefits to employees after termination of employment other than as required by Section 601 of ERISA or applicable law;
(iv) fail to make any contribution or payment to any Multiemployer Plan which it or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or (v) fail, or permit any ERISA Affiliate to fail, to pay any required installment or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment.

              (r) Environmental. Permit the use, handling, generation, storage, treatment, Release or disposal of Hazardous Materials at any property owned or leased by it or any of its Subsidiaries, except in compliance with Environmental Laws and so long as such use, handling, generation, storage, treatment, Release or disposal of Hazardous Materials does not result in a Material Adverse Effect.

              (s) Certain Agreements. Agree to any amendment or other change to or waiver of any of its rights under any Material Contract other than in the ordinary course of business.

              (t) Total Salaries. Permit, or permit any of its Subsidiaries to permit, the aggregate amount of salaries to the employees of the Loan Parties to exceed $760,000, exclusive of overtime payments and commission or bonuses paid to retail employees, in any calendar month.

              (u) Consolidated EBITDA. Permit Consolidated EBITDA of the Borrower and its Subsidiaries at the end of each period set forth below to be less than the applicable amount set forth below:

                  Period                                 Consolidated EBITDA
                  Two months ending February 28, 2003    $3,763,000
                  Three months ending March 31, 2003     $4,993,000
                  Four months ending April 30, 2003      $5,186,000


              (v) Total Retail Sales Gallons. Permit total retail sales of propane at the end of each period set forth below to be less than the applicable amount set forth below:

                  Period                                 Amount (in gallons)
                  Two months ending February 28, 2003    14,687,000
                  Three months ending March 31, 2003     20,346,000
                  Four months ending April 30, 2003      23,555,000

                                  ARTICLE VIII

                      MANAGEMENT, COLLECTION AND STATUS OF
                    ACCOUNTS RECEIVABLE AND OTHER COLLATERAL

         Section 8.01 Collection of Accounts Receivable; Management of
Collateral.

              (a) On or prior to the Effective Date, the Loan Parties shall assist the Agent in (i) establishing, and, during the term of this Agreement, maintaining one or more lockboxes in the name of the Agent and identified on
Schedule 8.01 hereto (collectively, the "Lockboxes") with the financial institutions set forth on Schedule 8.01 hereto or such other financial institutions selected by the Loan Parties and acceptable to the Agent in its sole discretion (each being referred to as a "Lockbox Bank"), and (ii) establishing, and during the term of this Agreement, maintaining an account (a "Collection Account" and, collectively, the "Collection Accounts") in the name of the Agent with each Lockbox Bank. The Loan Parties shall irrevocably instruct their Account Debtors, with respect to Accounts Receivable of the Loan Parties, to remit all payments to be made by checks or other drafts to the Lockboxes and to remit all payments to be made by wire transfer or by Automated Clearing House, Inc. payment as directed by the Agent and shall instruct each Lockbox Bank to deposit all amounts received in its Lockbox to the Collection Account at such Lockbox Bank on the day received or, if such day is not a Business Day, on the next succeeding Business Day. Until the Agent has advised the Loan Parties to the contrary after the occurrence and during the continuance of an Event of Default, the Loan Parties may and will enforce, collect and receive all amounts owing on the Accounts Receivable of the Loan Parties for the Agent's benefit and on the Agent's behalf, but at the Loan Parties' expense; such privilege shall terminate, at the election of the Agent, upon the occurrence and during the continuance of an Event of Default. All checks, drafts, notes, money orders, acceptances, cash and other evidences of Indebtedness received directly by the Loan Parties from any of their Account Debtors, as proceeds from Accounts Receivable of the Loan Parties, or as proceeds of any other Collateral, shall be held by the Loan Parties in trust for the Agent and the Lenders and upon receipt be deposited by the Loan Parties in original form and no later than the next Business Day after receipt thereof into a Collection Account. The Loan Parties shall not commingle such collections with the Loan Parties' own funds or the funds of any of their Subsidiaries or Affiliates or with the proceeds of any assets not included in the Collateral. The Agent shall charge the Loan Account on the last day of each month with two (2) collection days for all such collections. No checks, drafts or other instruments received by the Agent shall constitute final payment to the Agent unless and until such checks, drafts or instruments have actually been collected.

              (b) After the occurrence and during the continuance of an Event of Default, the Agent may send a notice of assignment and/or notice of the Lenders' security interest to any and all Account Debtors or third parties holding or otherwise concerned with any of the Collateral, and thereafter the Agent shall have the sole right to collect the Accounts Receivable and/or take possession of the Collateral and the books and records relating thereto. The Loan Parties shall not, without prior written consent of the Agent, grant any extension of time of payment of any Account Receivable, compromise or settle any Account Receivable for less than the full amount thereof, release, in whole or in part, any Person or property liable for the payment thereof, or allow any credit or discount whatsoever thereon, except, in the absence of a continuing Event of Default, as permitted by Section 7.02(o).

              (c) Each Loan Party hereby appoints the Agent or its designee on behalf of the Agent as the Loan Parties' attorney-in-fact with power exercisable during the continuance of an Event of Default to endorse any Loan Party's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Accounts Receivable, to sign any Loan Party's name on any invoice or bill of lading relating to any of the Accounts Receivable, drafts against Account Debtors with respect to Accounts Receivable, assignments and verifications of Accounts Receivable and notices to Account Debtors with respect to Accounts Receivable, to send verification of Accounts Receivable, and to notify the Postal Service authorities to change the address for delivery of mail addressed to any Loan Party to such address as the Agent may designate and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission (other than acts of omission or commission constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction), or for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until the Term Loan and other Obligations under the Loan Documents are paid in full and all of the Loan Documents are terminated.

              (d) Nothing herein contained shall be construed to constitute the Agent as agent of any Loan Party for any purpose whatsoever, and the Agent shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (other than from acts of omission or commission constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agent shall not, under any circumstance or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts Receivable or any instrument received in payment thereof or for any damage resulting therefrom (other than acts of omission or commission constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Agent, by anything herein or in any assignment or otherwise, do not assume any of the obligations under any contract or agreement assigned to the Agent and shall not be responsible in any way for the performance by any Loan Party of any of the terms and conditions thereof.

              (e) If any Account Receivable includes a charge for any tax payable to any Governmental Authority, the Agent is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the Loan Parties' account and to charge the Loan Parties therefor. The Loan Parties shall notify the Agent if any Account Receivable includes any taxes due to any such Governmental Authority and, in the absence of such notice, the Agent shall have the right to retain the full proceeds of such Account Receivable and shall not be liable for any taxes that may be due by reason of the sale and delivery creating such Account Receivable.

              (f) Notwithstanding any other terms set forth in the Loan Documents, the rights and remedies of the Agent and the Lenders herein provided, and the obligations of the Loan Parties set forth herein, are cumulative of, may be exercised singly or concurrently with, and are not exclusive of, any other rights, remedies or obligations set forth in any other Loan Document or as provided by law.

         Section 8.02 Accounts Receivable Documentation. The Loan Parties will at such intervals as the Agent may require, execute and deliver confirmatory written assignments of the Accounts Receivable to the Agent and furnish such further schedules and/or information as the Agent may require relating to the Accounts Receivable, including, without limitation, sales invoices or the equivalent, credit memos issued, remittance advices, reports and copies of deposit slips and copies of original shipping or delivery receipts for all merchandise sold. In addition, the Loan Parties shall notify the Agent of any non-compliance in respect of the representations, warranties and covenants contained in Section 8.03. The items to be provided under this Section 8.02 are to be in form reasonably satisfactory to the Agent and are to be executed and delivered to the Agent from time to time solely for its convenience in maintaining records of the Collateral. The Loan Parties' failure to give any of such items to the Agent shall not affect, terminate, modify or otherwise limit the Agent's Lien on the Collateral. The Loan Parties shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the Loan Parties' industry, and shall not re-bill any Accounts Receivable without promptly disclosing the same to the Agent and providing the Agent with a copy of such re-billing, identifying the same as such. If the Loan Parties become aware of anything materially detrimental to any of the Loan Parties' customers' credit, the Loan Parties will promptly advise the Agent thereof.

         Section 8.03 Status of Accounts Receivable and Other Collateral. With respect to Collateral of any Loan Party at the time the Collateral becomes subject to the Agent's Lien, each Loan Party covenants, represents and warrants:
(a) such Loan Party shall be the sole owner, free and clear of all Liens (except for the Liens granted in the favor of the Agent for the benefit of the Lenders and Permitted Liens), and shall be fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of said Collateral; (b) to the best of each Loan Party's knowledge, each Account Receivable shall be a good and valid account representing an undisputed bona fide indebtedness incurred or an amount indisputably owed by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an absolute sale and delivery upon the specified terms of goods sold or services rendered by such Loan Party; (c) to the best of each Loan Party's knowledge, no Account Receivable shall be subject to any defense, offset, counterclaim, discount or allowance except as may be stated in the invoice relating thereto, discounts and allowances as may be customary in such Loan Party's business and as otherwise disclosed to the Agent, and each Account Receivable will be paid when due; (d) none of the transactions underlying or giving rise to any Account Receivable shall violate any applicable state or federal laws or regulations, and all documents relating thereto shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms;
(e) no agreement under which any deduction or offset of any kind, other than normal trade discounts, may be granted or shall have been made by such Loan Party at or before the time such Account Receivable is created; (f) all agreements, instruments and other documents relating to any Account Receivable shall be true and correct and in all material respects what they purport to be;
(g) to the best of each Loan Party's knowledge, all signatures and endorsements that appear on all material agreements, instruments and other documents relating to any Account Receivable shall be genuine and all signatories and endorsers shall have full capacity to contract; (h) such Loan Party shall maintain books and records pertaining to said Collateral in such detail, form and scope as the Agent shall reasonably require; (i) such Loan Party shall immediately notify the Agent if any Account Receivable arises out of contracts with any Governmental Authority, and will execute any instruments and take any steps required by the Agent in order that all monies due or to become due under any such contract shall be assigned to the Agent and notice thereof given to such Governmental Authority under the Federal Assignment of Claims Act or any similar state or local law; (j) such Loan Party will, immediately upon learning thereof, report to the Agent any material loss or destruction of, or substantial damage to, any of the Collateral, and any other matters affecting the value, enforceability or collectibility of any of the Collateral; (k) if any amount payable under or in connection with any Account Receivable is evidenced by a promissory note or other instrument, such promissory note or instrument shall be immediately pledged, endorsed, assigned and delivered to the Agent for the benefit of the Lenders as additional Collateral; (l) such Loan Party shall not re-date any invoice or sale or make sales on extended dating beyond that which is customary in the ordinary course of its business and in the industry; (m) such Loan Party shall conduct a physical count of its Inventory at such intervals as the Agent may request and such Loan Party shall promptly supply the Agent with a copy of such count accompanied by a report of the value (based on the lower of cost (on a first in first out basis) and market value) of such Inventory; and (n) such Loan Party is not and shall not be entitled to pledge the Agent's or any Lender's credit on any purchases or for any purpose whatsoever.

         Section 8.04 Collateral Custodian. Upon the occurrence and during the continuance of any Default or Event of Default, the Agent may at any time and from time to time employ and maintain on the premises of any Loan Party a custodian selected by the Agent who shall have full authority to do all acts necessary to protect the Agent's and the Lenders' interests. Each Loan Party hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Agent may reasonably request to preserve the Collateral. All costs and expenses incurred by the Agent by reason of the employment of the custodian shall be the responsibility of the Borrower and charged to the Loan Account.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

         Section 9.01 Events of Default. If any of the following Events of Default shall occur and be continuing:

              (a) the Borrower shall fail to pay any principal of or interest on the Term Loan, any Agent Advance, or any fee, indemnity or other amount payable under this Agreement or any other Loan Document when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise);

              (b) any representation or warranty made or deemed made by or on behalf of any Loan Party or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any report, certificate, or other document delivered to the Agent or any Lender pursuant to any Loan Document shall have been incorrect in any material respect when made or deemed made;

              (c) any Loan Party shall fail to perform or comply with any covenant or agreement contained in Article VII or Article VIII, or any Loan Party shall fail to perform or comply with any covenant or agreement contained in any Security Agreement to which it is a party, any Pledge Agreement to which it is a party or any Mortgage to which it is a party;

              (d) any Loan Party shall fail to perform or comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and (c) of this
Section 9.01, such failure, if capable of being remedied, shall remain unremedied for 15 days after the earlier of the date a senior officer of any Loan Party becomes aware of such failure and the date written notice of such default shall have been given by the Agent to such Loan Party;

              (e) any Loan Party shall fail to pay any principal of or interest on any of its Indebtedness (excluding Indebtedness evidenced by this Agreement and by the Senior Note Indenture) in excess of $50,000, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

              (f) any Loan Party (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f);

              (g) any proceeding shall be instituted against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against any such Person or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

              (h) any provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

              (i) any Security Agreement, any Pledge Agreement, any Mortgage or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Agent for the benefit of the Lenders on any Collateral purported to be covered thereby;

              (j) any bank at which any deposit account, blocked account, or lockbox account of any Loan Party is maintained shall fail to comply with any of the terms of any deposit account, blocked account, lockbox account or similar agreement to which such bank is a party or any securities intermediary, commodity intermediary or other financial institution at any time in custody, control or possession of any investment property of any Loan Party shall fail to comply with any of the terms of any investment property control agreement to which such Person is a party;

              (k) one or more judgments or orders for the payment of money exceeding $50,000 in the aggregate shall be rendered against any Loan Party and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (ii) there shall be a period of 10 consecutive days after entry thereof during which a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, however, that any such judgment or order shall not give rise to an Event of Default under this subsection (k) if and for so long as (A) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order;

              (l) any Loan Party is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting all or any material part of its business for more than fifteen (15) days;

              (m) any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Loan Party, if any such event or circumstance could reasonably be expected to have a Material Adverse Effect;

              (n) any cessation of a substantial part of the business of any Loan Party for a period which materially and adversely affects the ability of such Person to continue its business on a profitable basis;

              (o) the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Loan Party, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect;

              (p) the indictment, or the threatened indictment of any Loan Party under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against any Loan Party, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person;

              (q) any Loan Party creates an Employee Plan;

              (r) any Loan Party shall be liable for any Environmental Liabilities and Costs the payment of which could reasonably be expected to have a Material Adverse Effect;

              (s) the occurrence of any "Event of Default" under and as defined in the Senior Note Indenture, other than an "Event of Default" existing on the Effective Date;

              (t) the occurrence of any "Event of Default" under and as defined in the Subordinated Note Indenture, other than an "Event of Default" existing on the Effective Date;

              (u) a Change of Control shall have occurred; or

              (v) an event or development occurs after the date hereof which could reasonably be expected to have a Material Adverse Effect;

then, and in any such event, the Agent may, and shall at the request of the Required Lenders, by notice to the Borrower, (i) declare all or any portion of the Term Loan then outstanding to be due and payable, whereupon all or such portion of the aggregate principal of the Term Loan, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement and the other Loan Documents shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Loan Party and (ii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents; provided, however, that upon the occurrence of any Event of Default described in subsection (f) or (g) of this Section 9.01, without any notice to any Loan Party or any other Person or any act by the Agent or any Lender, the Term Loan then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement and the other Loan Documents shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party.

                                   ARTICLE X

                                      AGENT

         Section 10.01 Appointment. Each Lender (and each subsequent maker of the Term Loan by its making thereof) hereby irrevocably appoints and authorizes the Agent to perform the duties of the Agent as set forth in this Agreement including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Term Loan outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to the Agent, and, subject to
Section 2.02 of this Agreement, to distribute promptly to each Lender its Pro Rata Share of all payments so received; (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Agreement, provided that the Agent shall not have any liability to the Lenders for the Agent's inadvertent failure to distribute any such notices or agreements to the Lenders;
(iii) to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Obligations, the Term Loan, and related matters and to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters;
(iv) to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to this Agreement or any other Loan Document; (v) to make the Term Loan and Agent Advances, for the Agent or on behalf of the applicable Lenders as provided in this Agreement or any other Loan

Document; (vi) to perform, exercise, and enforce any and all other rights and remedies of the Lenders with respect to the Loan Parties, the Obligations, or otherwise related to any of same to the extent reasonably incidental to the exercise by the Agent of the rights and remedies specifically authorized to be exercised by the Agent by the terms of this Agreement or any other Loan Document; (vii) to incur and pay such fees necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to this Agreement or any other Loan Document; and (viii) subject to Section 10.03 of this Agreement, to take such action as the Agent deems appropriate on its behalf to administer the Term Loan and the Loan Documents and to exercise such other powers delegated to the Agent by the terms hereof or the other Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Term
Loan), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions of the Required Lenders shall be binding upon all Lenders and all makers of the Term Loan; provided, however, that the Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law.

         Section 10.02 Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any other Loan Document, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Term Loan hereunder and shall make its own appraisal of the creditworthiness of the Loan Parties and the value of the Collateral, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Term Loan hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, the Agent shall provide to such Lender any documents or reports delivered to the Agent by the Loan Parties pursuant to the terms of this Agreement or any other Loan Document. If the Agent seeks the consent or approval of the Required Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the Required Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

         Section 10.03 Rights, Exculpation, Etc. The Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by them under or in connection with this Agreement or the other Loan Documents, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. Without limiting the generality of the foregoing, the Agent (i) may treat the payee of the Term Loan as the owner thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to
Section 12.07 hereof, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agent or counsel to the Loan Parties), independent public accountants, and other experts selected by any of them and shall not be liable for any action taken or omitted to be taken in good faith by any of them in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, certificates, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and
(vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectibility of the Collateral, the existence, priority or perfection of the Agent's Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. The Agent shall not be liable for any apportionment or distribution of payments made in good faith pursuant to Section 4.04, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders.

         Section 10.04 Reliance. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

         Section 10.05 Indemnification. To the extent that the Agent is not reimbursed and indemnified by any Loan Party, the Lenders will reimburse and indemnify the Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by the Agent under this Agreement or any of the other Loan Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 10.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such liability resulted from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 10.05 shall survive the payment in full of the Term Loan and the termination of this Agreement.

         Section 10.06 Agent Individually. With respect to its Pro Rata Share of the Total Term Loan Commitment hereunder and the Term Loan made by it, the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or maker of the Term Loan. The terms "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender or one of the Required Lenders. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower as if it were not acting as the Agent pursuant hereto without any duty to account to the other Lenders.

         Section 10.07 Successor Agent. (a) The Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving at least thirty (30) Business Days' prior written notice to the Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

              (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the Agent, and the Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After the Agent's resignation hereunder as the Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement and the other Loan Documents.

              (c) If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the Agent shall then appoint a successor Agent who shall serve as the Agent until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

         Section 10.08 Collateral Matters.

              (a) The Agent may from time to time make such disbursements and advances ("Agent Advances") which the Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrower of the Term Loan and other Obligations or to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 12.04. The Agent Advances shall bear interest at the maximum rate set forth in this Agreement and shall be repayable on demand and be secured by the Collateral. The Agent Advances shall constitute Obligations hereunder which may be charged to the Loan Account in accordance with Section 4.02. The Agent shall notify each Lender and the Borrower in writing of each such Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to Section 10.05, each Lender agrees that it shall make available to the Agent, upon the Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to the Agent by such Lender, the Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate.

              (b) The Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral upon termination of the Total Term Loan Commitment and payment and satisfaction of the Term Loan and all other Obligations which have matured and which the Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of in the ordinary course of any Loan Party's business and in compliance with the terms of this Agreement and the other Loan Documents; or constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Lenders. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 10.08(b).

              (c) Without in any manner limiting the Agent's authority to act without any specific or further authorization or consent by the Lenders (as set forth in Section 10.08(b)), each Lender agrees to confirm in writing, upon request by the Agent, the authority to release Collateral conferred upon the Agent under Section 10.08(b). Upon receipt by the Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral, and upon prior written request by any Loan Party, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Loan Party in respect of) all interests in the Collateral retained by any Loan Party.

              (d) The Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by the Loan Parties or is cared for, protected or insured or has been encumbered or that the Lien granted to the Agent pursuant to this Agreement or any other Loan Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section 10.08 or in any other Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any other Lender, except as otherwise provided herein.

         Section 10.09 Agency for Perfection. Each Lender hereby appoints the Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral in assets which, in accordance with Article 9 of the Uniform Commercial Code, can be perfected only by possession or control (or where the security interest of a secured party with possession or control has priority over the security interest of another secured party) and the Agent and each Lender hereby acknowledges that it holds possession of or otherwise controls any such Collateral for the benefit of the Agent and the Lenders as secured party. Should any Lender obtain possession or control of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions. Each Loan Party by its execution and delivery of this Agreement hereby consents to the foregoing.

                                   ARTICLE XI

                                    GUARANTY

         Section 11.01 Guaranty. Each Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of the Borrower), fees, commissions, charges, expense reimbursements, indemnifications or otherwise (such obligations, to the extent not paid by the Borrower, being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent and the Lenders in enforcing any rights under the guaranty set forth in this Article XI. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Agent and the Lenders under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Borrower.

         Section 11.02 Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or Lenders with respect thereto. The obligations of each Guarantor under this Article XI are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions. The liability of each Guarantor under this Article XI shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

              (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

              (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

              (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

              (d) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; or

              (e) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or the Lenders that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This Article XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent, the Lenders or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

         Section 11.03 Waiver. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Article XI and any requirement that the Agent or the Lenders exhaust any right or take any action against any Loan Party or any other Person or any Collateral. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Article XI, and acknowledges that this Article XI is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

         Section 11.04 Continuing Guaranty; Assignments. This Article XI is a continuing guaranty and shall (a) remain in full force and effect until the later of the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this Article XI and the Final Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent and the Lenders and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Term Loan to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in
Section 12.07.

         Section 11.05 Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Article XI, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent and the Lenders against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Article XI shall have been paid in full in cash and the Final Maturity Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Article XI and the Final Maturity Date, such amount shall be held in trust for the benefit of the Agent and the Lenders and shall forthwith be paid to the Agent and the Lenders to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Article XI, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Article XI thereafter arising. If (i) any Guarantor shall make payment to the Agent and the Lenders of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Article XI shall be paid in full in cash and (iii) the Final Maturity Date shall have occurred, the Agent and the Lenders will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

                                  ARTICLE XII

                                  MISCELLANEOUS

         Section 12.01 Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Loan Party, at the following address:

                  All Star Gas Corporation
                  119 West Commercial Street
                  P.O. Box 303 Lebanon, Missouri 65536 Attention: Mr. Paul S. Lindsey, Jr. Telephone: (417) 532-3103 Telecopier: (417) 532-9827

                  with a copy to:

                  Blank Rome LLP
                  One Logan Square
                  Philadelphia, Pennsylvania 19103
                  Attention:  Alan H. Lieblich, Esq.
                  Telephone:  (215) 569-5500
                  Telecopier:  (215) 569-5555

                  if to the Agent, to it at the following address:

                  Madeleine L.L.C.
                  450 Park Avenue, 28th Floor
                  New York, New York  10022
                  Attention:  Mr. Kevin P. Genda
                  Telephone:  212-891-2100
                  Telecopier:  212-891-1541

                  with a copy to:

                  Schulte Roth & Zabel LLP
                  919 Third Avenue
                  New York, New York  10022
                  Attention:  Nancy R. Finkelstein, Esq.
                  Telephone:  212-756-2000
                  Telecopier:  212-593-5955

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01. All such notices and other communications shall be effective, (i) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three (3) Business Days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, provided same is on a Business Day and, if not, on the next Business Day, or (iii) if delivered, upon delivery, provided same is on a Business Day and, if not, on the next Business Day; provided, further, that notices to the Agent pursuant to Article II shall not be effective until received by the Agent.



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

         Section 12.02 Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders or by the Agent with the consent of the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall (i) increase the Commitment of any Lender, reduce the principal of, or interest on, the Term Loan payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Term Loan payable to any Lender, in each case without the written consent of any Lender affected thereby, (ii) increase the Total Term Loan Commitment without the written consent of each Lender, (iii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Term Loan that is required for the Lenders or any of them to take any action hereunder, (iv) amend the definition of "Required Lenders" or "Pro Rata Share",
(v) release all or a substantial portion of the Collateral (except as otherwise provided in this Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Agent for the benefit of the Lenders, or release the Borrower or any Guarantor, or (vi) amend, modify or waive Section 4.04 or this
Section 12.02 of this Agreement, in each case, without the written consent of each Lender. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents.

         Section 12.03 No Waiver; Remedies, Etc. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

         Section 12.04 Expenses; Taxes; Attorneys' Fees. The Borrower will pay on demand, all costs and expenses incurred by or on behalf of the Agent and each Lender, regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for the Agent and each Lender, accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents pursuant to Section 7.01(b) or the review of any of the agreements, instruments and documents referred to in
Section 7.01(f)), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Lenders' rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against the Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Agent's or the Lenders' claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by the Agent or any Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from any Loan Party, (j) all liabilities and costs arising from or in connection with the past, present or future operations of any Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (k) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of any Loan Party, (l) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien or (m) the receipt by the Agent or any Lender of any advice from professionals with respect to any of the foregoing. Without limitation of the foregoing or any other provision of any Loan Document:
(w) the Borrower agrees to pay all costs and expenses of the Agent and each Lender in connection with any Phase I Environmental Site Assessment and ASTM.152-7-00 Phase II Environmental Site Assessment or other environmental due diligence conducted by or at the direction of the Agent or any Lender, (x) the Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees to save the Agent and each Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrower agrees to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents, and (z) if the Borrower fails to perform any covenant or agreement contained herein or in any other Loan Document, the Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Agent incurred in connection therewith shall be reimbursed on demand by the Borrower.

         Section 12.05 Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Agent or any Lender may, and is hereby authorized to, at any time and from time to time, without notice to any Loan Party (any such notice being expressly waived by the Loan Parties) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by the Agent or such Lender to or for the credit or the account of any Loan Party against any and all obligations of the Loan Parties either now or hereafter existing under any Loan Document, irrespective of whether or not the Agent or such Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. The Agent and each Lender agrees to notify such Loan Party promptly after any such set-off and application made by the Agent or such Lender provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and the Lenders under this Section 12.05 are in addition to the other rights and remedies (including other rights of set-off) which the Agent and the Lenders may have under this Agreement or any other Loan Documents of law or otherwise.

         Section 12.06 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 12.07 Assignments and Participations. (a) This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and the Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

              (b) Each Lender may, with the written consent of the Agent, assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of, the Term Loan made by it); provided, however, that (i) such assignment is in an amount which is at least $1,000,000 or a multiple of $1,000,000 in excess thereof (except such minimum amount shall not apply to an assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender), (ii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance, together with any promissory note subject to such assignment and such parties shall deliver to the Agent a processing and recordation fee of $5,000 (except the payment of such fee shall not be required in connection with an assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender) and (iii) no written consent of the Agent shall be required in connection with any assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three Business Days after the delivery thereof to the Agent (or such shorter period as shall be agreed to by the Agent and the parties to such assignment), (A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (i) By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (A) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (B) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (C) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (D) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (E) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (F) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

                  (ii) The Agent shall, on behalf of the Borrower, maintain, or cause to be maintained at the Payment Office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Term Loan (the "Registered Loans") owing to each Lender from time to time. Other than in connection with an assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender, the entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. In the case of any assignment by a Lender to an Affiliate of such Lender or a fund or account managed by such Lender or an Affiliate of such Lender, and in which such assignment is not recorded in the Register, the assigning Lender shall maintain a comparable register to the Register.

                  (iii) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any promissory notes subject to such assignment, the Agent shall, if the Agent consents to such assignment and if such Assignment and Acceptance has been completed (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register.

                  (iv) A Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each registered note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any, evidencing the same), the Agent shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

                  (v) In the event that any Lender sells participations in a Registered Loan, such Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "Participant Register"). A Registered Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

                  (vi) Any foreign Person who purchases or is assigned or participates in any portion of such Registered Loan shall provide the Agent and the Lender with a completed Internal Revenue Service Form W-8BEN (Certificate of Foreign Status) or a substantially similar form for such purchaser, participant or any other affiliate who is a holder of beneficial interests in the Registered Loan.

              (c) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of the Term Loan made by it); provided, that (i) such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents; and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Term Loan, (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Term Loan or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Loan Party (except as set forth in Section 10.08 of this Agreement or any other Loan Document). The Loan Parties agree that each participant shall be entitled to the benefits of Section 2.08 and Section 4.05 of this Agreement with respect to its participation in any portion of the Term Loan as if it was a Lender.

         Section 12.08 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

         Section 12.09 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

         Section 12.10 CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH LOAN PARTY HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01 AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         Section 12.11 WAIVER OF JURY TRIAL, ETC. EACH LOAN PARTY, THE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

         Section 12.12 Consent by the Agent and Lenders. Except as otherwise expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "Action") of the Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which the Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by the Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

         Section 12.13 No Party Deemed Drafter. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

         Section 12.14 Reinstatement; Certain Payments. If any claim is ever made upon the Agent or any Lender for repayment or recovery of any amount or amounts received by the Agent or such Lender in payment or on account of any of the Obligations, the Agent or such Lender shall give prompt notice of such claim to each other Lender and the Borrower, and if the Agent or such Lender repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Agent or such Lender or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by the Agent or such Lender with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to the Agent or such Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Agent or such Lender.

         Section 12.15 Indemnification.

              (a) General Indemnity. In addition to each Loan Party's other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless the Agent and each Lender and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the "Indemnitees") from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) the Agent's or any Lender's furnishing of funds to the Borrower under this Agreement or the other Loan Documents, including, without limitation, the management of the Term Loan, (iii) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "Indemnified Matters"); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this subsection (a) for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.

              (b) Environmental Indemnity. Without limiting Section 12.15(a) hereof, each Loan Party agrees to, jointly and severally, defend, indemnify, and hold harmless the Indemnitees against any and all Environmental Liabilities and Costs and all other claims, demands, penalties, fines, liability (including strict liability), losses, damages, costs and expenses (including without limitation, reasonable legal fees and expenses, consultant fees and laboratory fees), arising out of (i) any Releases or threatened Releases (x) at any property presently or formerly owned or operated by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest, or (y) of any Hazardous Materials generated and disposed of by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest; (ii) any violations of Environmental Laws; (iii) any Environmental Action relating to any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest;
(iv) any personal injury (including wrongful death) or property damage (real or personal) arising out of exposure to Hazardous Materials used, handled, generated, transported or disposed by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest; and (v) any breach of any warranty or representation regarding environmental matters made by the Loan Parties in
Section 6.01(r) or the breach of any covenant made by the Loan Parties in
Section 7.01(j). Notwithstanding the foregoing, the Loan Parties shall not have any obligation to any Indemnitee under this subsection (b) regarding any potential environmental matter covered hereunder which is caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.

              (c) The indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. The indemnities set forth in this Section 12.15 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents.

         Section 12.16 Records. The unpaid principal of and interest on the Term Loan, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitments, and the accrued and unpaid Closing Fee payable pursuant to Section 2.06 hereof shall at all times be ascertained from the records of the Agent, which shall be conclusive and binding absent manifest error.

         Section 12.17 Binding Effect. This Agreement shall become effective when it shall have been executed by each Loan Party, the Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agent, and thereafter shall be binding upon and inure to the benefit of each Loan Party, the Agent and each Lender, and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof.

         Section 12.18 Interest. It is the intention of the parties hereto that the Agent and each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby or by any other Loan Document would be usurious as to the Agent or any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to the Agent or such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document or any agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Agent or any Lender that is contracted for, taken, reserved, charged or received by the Agent or such Lender under this Agreement or any other Loan Document or agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, any excess shall be canceled automatically and if theretofore paid shall be credited by the Agent or such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by the Agent or such Lender, as applicable, to the Borrower); and (ii) in the event that the maturity of the Obligations is accelerated by reason of any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Agent or any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by the Agent or such Lender, as applicable, as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Agent or such Lender, as applicable, on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by the Agent or such Lender to the Borrower). All sums paid or agreed to be paid to the Agent or any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to the Agent or such Lender, be amortized, prorated, allocated and spread throughout the full term of the Term Loan until payment in full so that the rate or amount of interest on account of the Term Loan hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (x) the amount of interest payable to the Agent or any Lender on any date shall be computed at the Highest Lawful Rate applicable to the Agent or such Lender pursuant to this Section 12.18 and (y) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Agent or such Lender would be less than the amount of interest payable to the Agent or such Lender computed at the Highest Lawful Rate applicable to the Agent or such Lender, then the amount of interest payable to the Agent or such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to the Agent or such Lender until the total amount of interest payable to the Agent or such Lender shall equal the total amount of interest which would have been payable to the Agent or such Lender if the total amount of interest had been computed without giving effect to this Section 12.18.

                  For purposes of this Section 12.18, the term "applicable law" shall mean that law in effect from time to time and applicable to the loan transaction between the Borrower, on the one hand, and the Agent and the Lenders, on the other, that lawfully permits the charging and collection of the highest permissible, lawful non-usurious rate of interest on such loan transaction and this Agreement, including laws of the State of New York and, to the extent controlling, laws of the United States of America.

                  The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest that has not accrued as of the date of acceleration.

         Section 12.19 Confidentiality. The Agent and each Lender agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Loan Parties pursuant to this Agreement or the other Loan Documents which is identified in writing by the Loan Parties as being confidential at the time the same is delivered to such Person (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for the Agent or any Lender,
(iii) to examiners, auditors, accountants or Securitization Parties, (iv) in connection with any litigation to which the Agent or any Lender is a party or
(v) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 12.19. The Agent and each Lender agrees that, upon receipt of a request or identification of the requirement for disclosure pursuant to clause (iv) hereof, it will make reasonable efforts to keep the Loan Parties informed of such request or identification; provided that the each Loan Party acknowledges that the Agent and each Lender may make disclosure as required or requested by any Governmental Authority or representative thereof and that the Agent and each Lender may be subject to review by Securitization Parties or other regulatory agencies and may be required to provide to, or otherwise make available for review by, the representatives of such parties or agencies any such non-public information.

         Section 12.20 Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                               BORROWER:

                               ALL STAR GAS CORPORATION


                               By:_________________________
                               Name:
                               Title:

                               GUARANTORS:

                               ALL STAR GAS INC. OF ARIZONA


                               By:_________________________
                               Name:
                               Title:



                               ALL STAR GAS INC. OF ARKANSAS


                               By:_________________________
                               Name:
                               Title:



                               ALL STAR GAS INC. OF COLORADO


                               By:_________________________
                               Name:
                               Title:



                               ALL STAR GAS INC. OF MISSOURI


                               By:_________________________
                               Name:
                               Title:

                               ALL STAR GAS INC. OF WYOMING

                               By:_________________________
                               Name:
                               Title:



                               RED TOP GAS, INCORPORATED


                               By:_________________________
                               Name:
                               Title:



                               ELLINGTON PROPANE, INC.


                               By:_________________________
                               Name:
                               Title:



                               UTILITY COLLECTION CORPORATION


                               By:_________________________
                               Name:
                               Title:



                               ALL STAR GAS FIELD SERVICES CORP.


                               By:_________________________
                               Name:
                               Title:

                               ALL STAR GAS TRANSPORTS, INC. -
                               MISSOURI


                               By:_________________________
                               Name:
                               Title:



                               ALL STAR ENERGY SERVICES INC.


                               By:_________________________
                               Name:
                               Title:



                               EMPIRE UNDERGROUND STORAGE, INC.


                               By:_________________________
                               Name:
                               Title:



                               ALL STAR GAS INC. OF CALIFORNIA


                               By:_________________________
                               Name:
                               Title:



                               ALL STAR GAS INC. OF ARMA


                               By:_________________________
                               Name:
                               Title:

                               ALL STAR GAS INC. OF LOUISIANA

                               By:_________________________
                               Name:
                               Title:



                               ALL STAR GAS INC. OF MICHIGAN


                               By:_________________________
                               Name:
                               Title:



                               ALL STAR GAS INC. OF NORTH CAROLINA


                               By:_________________________
                               Name:
                               Title:



                               ALL STAR GAS INC. OF WASHINGTON


                               By:_________________________
                               Name:
                               Title:



                               ALL STAR GAS INC. OF JACKSONVILLE


                               By:_________________________
                               Name:
                               Title:



                               ALL STAR GAS INC. OF SOUTH CAROLINA


                               By:_________________________
                               Name:
                               Title:

                               AGENT AND LENDER:

                               MADELEINE L.L.C.


                               By:_________________________
                               Name:
                               Title:




                               LENDER:

                               MORGAN STANLEY EMERGING MARKETS INC.


                               By:_________________________
                               Name:
                               Title:

                               FINANCING AGREEMENT

                          Dated as of February 3, 2003

                                  by and among

                            ALL STAR GAS CORPORATION,

                                  as Borrower,

          AND EACH SUBSIDIARY OF THE BORROWER LISTED AS A GUARANTOR ON
                          THE SIGNATURE PAGES HERETO,

                                 as Guarantors,

                   THE LENDERS FROM TIME TO TIME PARTY HERETO,

                                   as Lenders,

                                       and

                                MADELEINE L.L.C.,

                                    as Agent

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
ARTICLE I DEFINITIONS; CERTAIN TERMS............................................................................1
         Section 1.01        Definitions........................................................................1
         Section 1.02        Terms Generally...................................................................20
         Section 1.03        Accounting and Other Terms........................................................20
         Section 1.04        Time References...................................................................20

ARTICLE II THE LOANS...........................................................................................21
         Section 2.01        Commitment........................................................................21
         Section 2.02        Making the Loans..................................................................21
         Section 2.03        Repayment of Term Loan; Evidence of Debt..........................................21
         Section 2.04        Interest..........................................................................22
         Section 2.05        Reduction of Commitment; Prepayment of Loans......................................23
         Section 2.06        Closing Fee.......................................................................24
         Section 2.07        Securitization....................................................................24
         Section 2.08        Taxes.............................................................................25
         Section 2.09        Additional Term Loans.............................................................26

ARTICLE III RESERVED...........................................................................................27

ARTICLE IV FEES, PAYMENTS AND OTHER COMPENSATION...............................................................27
         Section 4.01        Audit and Collateral Monitoring Fees..............................................27
         Section 4.02        Payments; Computations and Statements.............................................27
         Section 4.03        Sharing of Payments, Etc..........................................................28
         Section 4.04        Apportionment of Payments.........................................................28
         Section 4.05        Increased Costs and Reduced Return................................................29

ARTICLE V CONDITIONS TO LOANS..................................................................................30
         Section 5.01        Conditions Precedent to Effectiveness.............................................30

ARTICLE VI REPRESENTATIONS AND WARRANTIES......................................................................34
         Section 6.01        Representations and Warranties....................................................34

ARTICLE VII COVENANTS OF THE LOAN PARTIES......................................................................41
         Section 7.01        Affirmative Covenants.............................................................41
         Section 7.02        Negative Covenants................................................................47

ARTICLE VIII MANAGEMENT, COLLECTION AND STATUS OF ACCOUNTS RECEIVABLE AND OTHER COLLATERAL.....................53
         Section 8.01        Collection of Accounts Receivable; Management of Collateral.......................53
         Section 8.02        Accounts Receivable Documentation.................................................55
         Section 8.03        Status of Accounts Receivable and Other Collateral................................55
         Section 8.04        Collateral Custodian..............................................................56

ARTICLE IX EVENTS OF DEFAULT...................................................................................56
         Section 9.01        Events of Default.................................................................56

                                                                                                              Page
                                                                                                              ----
ARTICLE X AGENT................................................................................................59
         Section 10.01       Appointment.......................................................................59
         Section 10.02       Nature of Duties..................................................................60
         Section 10.03       Rights, Exculpation, Etc..........................................................61
         Section 10.04       Reliance..........................................................................61
         Section 10.05       Indemnification...................................................................62
         Section 10.06       Agent Individually................................................................62
         Section 10.07       Successor Agent...................................................................62
         Section 10.08       Collateral Matters................................................................63
         Section 10.09       Agency for Perfection.............................................................64

ARTICLE XI GUARANTY............................................................................................64
         Section 11.01       Guaranty..........................................................................64
         Section 11.02       Guaranty Absolute.................................................................65
         Section 11.03       Waiver............................................................................65
         Section 11.04       Continuing Guaranty; Assignments..................................................66
         Section 11.05       Subrogation.......................................................................66

ARTICLE XII MISCELLANEOUS......................................................................................66
         Section 12.01       Notices, Etc......................................................................66
         Section 12.02       Amendments, Etc...................................................................67
         Section 12.03       No Waiver; Remedies, Etc..........................................................68
         Section 12.04       Expenses; Taxes; Attorneys' Fees..................................................68
         Section 12.05       Right of Set-off..................................................................69
         Section 12.06       Severability......................................................................70
         Section 12.07       Assignments and Participations....................................................70
         Section 12.08       Counterparts......................................................................72
         Section 12.09       GOVERNING LAW.....................................................................73
         Section 12.10       CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.............................73
         Section 12.11       WAIVER OF JURY TRIAL, ETC.........................................................73
         Section 12.12       Consent by the Agent and Lenders..................................................74
         Section 12.13       No Party Deemed Drafter...........................................................74
         Section 12.14       Reinstatement; Certain Payments...................................................74
         Section 12.15       Indemnification...................................................................74
         Section 12.16       Records...........................................................................76
         Section 12.17       Binding Effect....................................................................76
         Section 12.18       Interest..........................................................................76
         Section 12.19       Confidentiality...................................................................77
         Section 12.20       Integration.......................................................................78

                              SCHEDULE AND EXHIBITS


Schedule 1.01(A)             Lenders and Lenders' Commitments
Schedule 1.01(B)             Qualified Propane Vendors
Schedule 5.01(d)(vii)        Rolling Stock
Schedule 6.01(e)             Capitalization
Schedule 6.01(f)             Litigation; Commercial Tort Claims
Schedule 6.01(i)             Employment Agreements
Schedule 6.01(j)             Taxes
Schedule 6.01(o)             Real Property
Schedule 6.01(q)             Operating Leases
Schedule 6.01(r)             Environmental Matters
Schedule 6.01(s)             Insurance
Schedule 6.01(v)             Bank Accounts
Schedule 6.01(w)             Intellectual Property
Schedule 6.01(x)             Material Contracts
Schedule 6.01(aa)            Customers and Suppliers
Schedule 6.01(dd)            Inventory Locations; Place of Business; Chief
                             Executive Office; Jurisdiction of Incorporation;
                             FEIN; Organizational ID Number
Schedule 6.01(ee)            Tradenames
Schedule 6.01(ff)            Collateral Locations
Schedule 6.01(ii)            Events of Default
Schedule 6.01(kk)            Prospective All Star Purchasers
Schedule 7.02(a)             Existing Liens
Schedule 7.02(b)             Existing Indebtedness
Schedule 7.02(e)             Existing Investments
Schedule 7.02(k)             Limitations on Dividends and Other Payment
                             Restrictions
Schedule 8.01                Lockboxes

Exhibit A    Form of Guaranty
Exhibit B    Form of Security Agreement
Exhibit C    Form of Pledge Agreement
Exhibit D    Form of Notice of Borrowing
Exhibit E    [Intentionally Omitted]
Exhibit F    Form of Contribution Agreement
Exhibit G    Form of Intercompany Subordination Agreement
Exhibit H    Form of Voting Agreement
Exhibit I    Form of Amendments to Articles of Incorporation
Exhibit J    Form of Amendments to Bylaws
Exhibit K    Form of Sale Side Letter
Exhibit L    Form of Additional Term Loan Supplement

                                SCHEDULE 1.01(A)

                              Term Loan Commitments

-----------------------------------------------------------------------------------------------------------------------
                                                                              Additional Term Loan
                               Principal Amount of     Term Loan Commitment        in the sole
                                  Term Loan A          (with respect to the     discretion of the
           Lender                 Outstanding             Term Loan B)              Lenders            Percentage
-----------------------------------------------------------------------------------------------------------------------
Madeleine L.L.C.                 $125,000.00              $875,000.00             $1,000,000.00           50%
-----------------------------------------------------------------------------------------------------------------------

Morgan Stanley                   $125,000.00              $875,000.00             $1,000,000.00           50%
Emerging Markets,
Inc.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

         TOTAL                   $250,000.00              $1,750,000.00           $2,000,000.00          100%
-----------------------------------------------------------------------------------------------------------------------

*Any advances of all or any portion of the Additional Term Loan shall be in the sole and absolute discretion of the Lenders.

                             DEMAND PROMISSORY NOTE

US$125,000                                                   New York, New York
                                                             January 24, 2003


         ON DEMAND, the undersigned, ALL STAR GAS CORPORATION, a Missouri corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Morgan Stanley Emerging Markets Inc. (the "Lender") (i) the principal sum of ONE HUNDRED TWENTY-FIVE THOUSAND United States Dollars (US$125,000) (the "Loan"), and (ii) interest on the principal amount remaining unpaid hereunder from time to time outstanding, from the date hereof until paid in full, at a fixed rate equal to 12.25% per annum, in each case, payable on demand.

         All interest shall be computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

         Notwithstanding any other provision of this Note, interest paid or becoming due hereunder, or any document or instrument executed in connection herewith, shall in no event exceed the maximum rate permitted by applicable law. Both principal and interest are payable in lawful money of the United States in immediately available funds to the Lender at 1585 Broadway, New York, New York 10036 or such other office as the Lender may designate.

         If any amount payable hereunder shall be due on a day on which the Lender is required or authorized to close in New York City (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest payable hereon.

         The Borrower may, at its option and upon not less than two Business Days' prior written notice to the Lender, prepay this Note, in whole at any time or in part from time to time, without penalty or premium, each such prepayment to be accompanied by the payment of accrued interest to the date of each prepayment on the amount prepaid, provided that each partial prepayment shall be in a principal amount equal to $100,000 or an integral multiple thereof.

         The Borrower represents and warrants as follows: (a) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) the execution, delivery and performance by the Borrower of this Note and each other instrument, agreement and other document delivered by the Borrower to the Lender in connection with this Note (the Note, together with all such other agreements, instruments and other documents, are hereinafter referred to individually as a "Document" and collectively as the "Documents") are within the Borrower's powers, have been duly authorized by all necessary action, and do not contravene (i) the Borrower's charter or by-laws; (b) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of any Document; (c) each Document constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; (d) the most recent financial statements of the Borrower previously delivered to the Lender fairly present the financial condition of the Borrower and the results of operations of the Borrower for the period ended on the date thereof, all in accordance with generally accepted accounting principles consistently applied, and since the date thereof there has been no material adverse change in the operations, business, property, assets or condition of the Borrower; and (e) there is no pending or threatened action or proceeding affecting the Borrower or any of its subsidiaries before any governmental agency or arbitrator which may materially adversely affect the financial condition or operation of the Borrower or any subsidiary, other than the current judgment against the Borrower and it's subsidiary, All Star Gas Inc. of Colorado, in the action entitled Harold C. Goss, liquidating Trustee for, Frank M. Chelf and David A. Chelf, as General Partners of Chelf Enterprises, plaintiff-appellee vs. Salgas Inc. of Crested Butte, Salgas, Inc. of Gunnison, Salida Gas Co., Inc., Empire Gas Corporation, defendant-appellant.

         As collateral security for all indebtedness, obligations and other liabilities of the Borrower to the Lender now or hereafter arising in connection with this Note (collectively, the "Obligations"), the Borrower hereby grants to the Lender a lien on and security interest in all property and assets of every kind, nature and description in which the Borrower at any time has rights (including, without limitation, all Accounts, Chattel Paper, Inventory, General Intangibles, Equipment, Goods, Investment Property, and Letter-of-Credit Rights, as such terms are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof) and/or that at any time has been delivered, transferred, mortgaged or assigned to, or deposited in or credited to an account with, the Lender or any third party(ies) acting on its behalf or designated by it or otherwise at any time is in the possession or under the control or recorded on the books of the Lender, or any third party(ies) acting on its behalf or designated by it, whether expressly as collateral or for safekeeping or for any other or different purpose, including, without limitation, any property that may be in transit by mail or courier for any purpose, or covered or affected by any documents in the Lender's possession or in possession of any such third party(ies) and all proceeds (including proceeds of proceeds) and products of any and all of the foregoing (collectively, the "Collateral"). In addition, the Lender is hereby authorized at any time and from time to time, to (a) file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral, (b) take such further action as may be necessary or reasonably desirable to perfect its security interest in, and lien on, the Collateral and (c) the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the Obligations, irrespective of whether or not the Lender shall have made any demand for payment and although such Obligations may be unmatured. The rights of the Lender under this paragraph are in addition to other rights and remedies that the Lender may have.

         The Lender may at any time (in its sole and absolute discretion) (i) declare the outstanding principal amount of this Note and all other amounts due under this Note to be immediately due and payable, whereupon the outstanding principal amount of the Loan under this Note and all such other amounts shall become and shall be forthwith due and payable within two Business Days after demand therefor (or such shorter period of time as may be agreed upon between the Lender and the Borrower), without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and (ii) exercise any and all of its other rights under applicable law, under this Note and under the other Documents.

         All payments made by the Borrower under this Note will be made without setoff, counterclaim or other defense of any kind.

         All notices or other communications provided for hereunder shall be in writing (including telecommunications) and shall be mailed, telecopied, telexed, telegraphed or delivered to the Borrower at the address of the Borrower set forth next to its signature, or at such other address as may hereafter be specified by the Borrower to the Lender (at its address set forth herein) in writing. All notices and communications shall be effective (i) if mailed, when received or three days after mailing, whichever is earlier, (ii) if telecopied, when transmitted and confirmation is received, and (iii) if delivered, upon delivery.

         No failure on the part of the Lender to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by the Lender preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy of the Lender. No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         The Borrower hereby agrees to pay on demand all costs and expenses (including, without limitation, all fees, expenses and other client charges of counsel to the Lender) incurred by the Lender in connection with (i) the preparation, execution, delivery, administration and amendment of this Note and the other Documents, and (ii) the enforcement of the Lender's rights, and the collection of all amounts due, hereunder.

         The Borrower hereby requests and authorizes the Lender to transfer the proceeds of the Loan in accordance with the wire transfer instructions separately provided to the Lender by the Borrower.

         The Borrower hereby (i) irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Note, (ii) waives any defense based on doctrines of venue or forum non conveniens, or similar rules or doctrines, and (iii) irrevocably agrees that all claims in respect of such an action or proceeding may be heard and determined in such New York State or Federal court. The Borrower and the Lender (by its acceptance hereof) mutually waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.


                                        ALL STAR GAS CORPORATION


                                        By:  _______________________________
                                             Name:  Valeria Schall
                                             Title: Executive Vice President

                                             Address:

                                             119 West Commercial Street
                                             P.O. Box 303
                                             Lebanon, MO  65536

                                             Attention:  Valeria Schall

                                             Telephone: (417) 532-3103
                                             Telecopier: (417) 532-9827

                             DEMAND PROMISSORY NOTE

US$125,000                                                   New York, New York
                                                             January 24, 2003


         ON DEMAND, the undersigned, ALL STAR GAS CORPORATION, a Missouri corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Madeleine L.L.C., a New York limited liability company (the "Lender") (i) the principal sum of ONE HUNDRED TWENTY-FIVE THOUSAND United States Dollars (US$125,000) (the "Loan"), and (ii) interest on the principal amount remaining unpaid hereunder from time to time outstanding, from the date hereof until paid in full, at a fixed rate equal to 12.25% per annum, in each case, payable on demand.

         All interest shall be computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

         Notwithstanding any other provision of this Note, interest paid or becoming due hereunder, or any document or instrument executed in connection herewith, shall in no event exceed the maximum rate permitted by applicable law. Both principal and interest are payable in lawful money of the United States in immediately available funds to the Lender at 450 Park Avenue, 28th Floor, New York, New York 10022 or such other office as the Lender may designate.

         If any amount payable hereunder shall be due on a day on which the Lender is required or authorized to close in New York City (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest payable hereon.

         The Borrower may, at its option and upon not less than two Business Days' prior written notice to the Lender, prepay this Note, in whole at any time or in part from time to time, without penalty or premium, each such prepayment to be accompanied by the payment of accrued interest to the date of each prepayment on the amount prepaid, provided that each partial prepayment shall be in a principal amount equal to $100,000 or an integral multiple thereof.

         The Borrower represents and warrants as follows: (a) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) the execution, delivery and performance by the Borrower of this Note and each other instrument, agreement and other document delivered by the Borrower to the Lender in connection with this Note (the Note, together with all such other agreements, instruments and other documents, are hereinafter referred to individually as a "Document" and collectively as the "Documents") are within the Borrower's powers, have been duly authorized by all necessary action, and do not contravene (i) the Borrower's charter or by-laws; (b) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of any Document; (c) each Document constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; (d) the most recent financial statements of the Borrower previously delivered to the Lender fairly present the financial condition of the Borrower and the results of operations of the Borrower for the period ended on the date thereof, all in accordance with generally accepted accounting principles consistently applied, and since the date thereof there has been no material adverse change in the operations, business, property, assets or condition of the Borrower; and (e) there is no pending or threatened action or proceeding affecting the Borrower or any of its subsidiaries before any governmental agency or arbitrator which may materially adversely affect the financial condition or operation of the Borrower or any subsidiary, other than the current judgment against the Borrower and it's subsidiary, All Star Gas Inc. of Colorado, in the action entitled Harold C. Goss, liquidating Trustee for, Frank M. Chelf and David A. Chelf, as General Partners of Chelf Enterprises, plaintiff-appellee vs. Salgas Inc. of Crested Butte, Salgas, Inc. of Gunnison, Salida Gas Co., Inc., Empire Gas Corporation, defendant-appellant.

         As collateral security for all indebtedness, obligations and other liabilities of the Borrower to the Lender now or hereafter arising in connection with this Note (collectively, the "Obligations"), the Borrower hereby grants to the Lender a lien on and security interest in all property and assets of every kind, nature and description in which the Borrower at any time has rights (including, without limitation, all Accounts, Chattel Paper, Inventory, General Intangibles, Equipment, Goods, Investment Property, and Letter-of-Credit Rights, as such terms are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof) and/or that at any time has been delivered, transferred, mortgaged or assigned to, or deposited in or credited to an account with, the Lender or any third party(ies) acting on its behalf or designated by it or otherwise at any time is in the possession or under the control or recorded on the books of the Lender, or any third party(ies) acting on its behalf or designated by it, whether expressly as collateral or for safekeeping or for any other or different purpose, including, without limitation, any property that may be in transit by mail or courier for any purpose, or covered or affected by any documents in the Lender's possession or in possession of any such third party(ies) and all proceeds (including proceeds of proceeds) and products of any and all of the foregoing (collectively, the "Collateral"). In addition, the Lender is hereby authorized at any time and from time to time, to (a) file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral, (b) take such further action as may be necessary or reasonably desirable to perfect its security interest in, and lien on, the Collateral and (c) the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the Obligations, irrespective of whether or not the Lender shall have made any demand for payment and although such Obligations may be unmatured. The rights of the Lender under this paragraph are in addition to other rights and remedies that the Lender may have.

         The Lender may at any time (in its sole and absolute discretion) (i) declare the outstanding principal amount of this Note and all other amounts due under this Note to be immediately due and payable, whereupon the outstanding principal amount of the Loan under this Note and all such other amounts shall become and shall be forthwith due and payable within two Business Days after demand therefor (or such shorter period of time as may be agreed upon between the Lender and the Borrower), without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and (ii) exercise any and all of its other rights under applicable law, under this Note and under the other Documents.

         All payments made by the Borrower under this Note will be made without setoff, counterclaim or other defense of any kind.

         All notices or other communications provided for hereunder shall be in writing (including telecommunications) and shall be mailed, telecopied, telexed, telegraphed or delivered to the Borrower at the address of the Borrower set forth next to its signature, or at such other address as may hereafter be specified by the Borrower to the Lender (at its address set forth herein) in writing. All notices and communications shall be effective (i) if mailed, when received or three days after mailing, whichever is earlier, (ii) if telecopied, when transmitted and confirmation is received, and (iii) if delivered, upon delivery.

         No failure on the part of the Lender to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by the Lender preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy of the Lender. No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         The Borrower hereby agrees to pay on demand all costs and expenses (including, without limitation, all fees, expenses and other client charges of counsel to the Lender) incurred by the Lender in connection with (i) the preparation, execution, delivery, administration and amendment of this Note and the other Documents, and (ii) the enforcement of the Lender's rights, and the collection of all amounts due, hereunder.

         The Borrower hereby requests and authorizes the Lender to transfer the proceeds of the Loan in accordance with the wire transfer instructions separately provided to the Lender by the Borrower.

         The Borrower hereby (i) irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Note, (ii) waives any defense based on doctrines of venue or forum non conveniens, or similar rules or doctrines, and (iii) irrevocably agrees that all claims in respect of such an action or proceeding may be heard and determined in such New York State or Federal court. The Borrower and the Lender (by its acceptance hereof) mutually waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.


                                        ALL STAR GAS CORPORATION


                                        By:  _______________________________
                                             Name:  Valeria Schall
                                             Title: Executive Vice President

                                             Address:

                                             119 West Commercial Street
                                             P.O. Box 303
                                             Lebanon, MO  65536

                                             Attention: Valeria Schall

                                             Telephone: (417) 532-3103
                                             Telecopier: (417) 532-9827

                             DEMAND PROMISSORY NOTE

US$250,000                                                   New York, New York
                                                             January 16, 2003


         ON DEMAND, the undersigned, ALL STAR GAS CORPORATION, a Missouri corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Morgan Stanley Emerging Markets Inc. (the "Lender") (i) the principal sum of TWO HUNDRED FIFTY THOUSAND United States Dollars (US$250,000) (the "Loan"), and (ii) interest on the principal amount remaining unpaid hereunder from time to time outstanding, from the date hereof until paid in full, at a fixed rate equal to 12.25% per annum, in each case, payable on demand.

         All interest shall be computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

         Notwithstanding any other provision of this Note, interest paid or becoming due hereunder, or any document or instrument executed in connection herewith, shall in no event exceed the maximum rate permitted by applicable law. Both principal and interest are payable in lawful money of the United States in immediately available funds to the Lender at 1585 Broadway, New York, New York 10036 or such other office as the Lender may designate.

         If any amount payable hereunder shall be due on a day on which the Lender is required or authorized to close in New York City (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest payable hereon.

         The Borrower may, at its option and upon not less than two Business Days' prior written notice to the Lender, prepay this Note, in whole at any time or in part from time to time, without penalty or premium, each such prepayment to be accompanied by the payment of accrued interest to the date of each prepayment on the amount prepaid, provided that each partial prepayment shall be in a principal amount equal to $100,000 or an integral multiple thereof.

         The Borrower represents and warrants as follows: (a) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) the execution, delivery and performance by the Borrower of this Note and each other instrument, agreement and other document delivered by the Borrower to the Lender in connection with this Note (the Note, together with all such other agreements, instruments and other documents, are hereinafter referred to individually as a "Document" and collectively as the "Documents") are within the Borrower's powers, have been duly authorized by all necessary action, and do not contravene (i) the Borrower's charter or by-laws; (b) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of any Document; (c) each Document constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; (d) the most recent financial statements of the Borrower previously delivered to the Lender fairly present the financial condition of the Borrower and the results of operations of the Borrower for the period ended on the date thereof, all in accordance with generally accepted accounting principles consistently applied, and since the date thereof there has been no material adverse change in the operations, business, property, assets or condition of the Borrower; and (e) there is no pending or threatened action or proceeding affecting the Borrower or any of its subsidiaries before any governmental agency or arbitrator which may materially adversely affect the financial condition or operation of the Borrower or any subsidiary, other than the current judgment against the Borrower and it's subsidiary, All Star Gas Inc. of Colorado, in the action entitled Harold C. Goss, liquidating Trustee for, Frank M. Chelf and David A. Chelf, as General Partners of Chelf Enterprises, plaintiff-appellee vs. Salgas Inc. of Crested Butte, Salgas, Inc. of Gunnison, Salida Gas Co., Inc., Empire Gas Corporation, defendant-appellant.

         As collateral security for all indebtedness, obligations and other liabilities of the Borrower to the Lender now or hereafter arising in connection with this Note (collectively, the "Obligations"), the Borrower hereby grants to the Lender a lien on and security interest in all property and assets of every kind, nature and description in which the Borrower at any time has rights (including, without limitation, all Accounts, Chattel Paper, Inventory, General Intangibles, Equipment, Goods, Investment Property, and Letter-of-Credit Rights, as such terms are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof) and/or that at any time has been delivered, transferred, mortgaged or assigned to, or deposited in or credited to an account with, the Lender or any third party(ies) acting on its behalf or designated by it or otherwise at any time is in the possession or under the control or recorded on the books of the Lender, or any third party(ies) acting on its behalf or designated by it, whether expressly as collateral or for safekeeping or for any other or different purpose, including, without limitation, any property that may be in transit by mail or courier for any purpose, or covered or affected by any documents in the Lender's possession or in possession of any such third party(ies) and all proceeds (including proceeds of proceeds) and products of any and all of the foregoing (collectively, the "Collateral"). In addition, the Lender is hereby authorized at any time and from time to time, to (a) file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral, (b) take such further action as may be necessary or reasonably desirable to perfect its security interest in, and lien on, the Collateral and (c) the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the Obligations, irrespective of whether or not the Lender shall have made any demand for payment and although such Obligations may be unmatured. The rights of the Lender under this paragraph are in addition to other rights and remedies that the Lender may have.

         The Lender may at any time (in its sole and absolute discretion) (i) declare the outstanding principal amount of this Note and all other amounts due under this Note to be immediately due and payable, whereupon the outstanding principal amount of the Loan under this Note and all such other amounts shall become and shall be forthwith due and payable within two Business Days after demand therefor (or such shorter period of time as may be agreed upon between the Lender and the Borrower), without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and (ii) exercise any and all of its other rights under applicable law, under this Note and under the other Documents.

         All payments made by the Borrower under this Note will be made without setoff, counterclaim or other defense of any kind.

         All notices or other communications provided for hereunder shall be in writing (including telecommunications) and shall be mailed, telecopied, telexed, telegraphed or delivered to the Borrower at the address of the Borrower set forth next to its signature, or at such other address as may hereafter be specified by the Borrower to the Lender (at its address set forth herein) in writing. All notices and communications shall be effective (i) if mailed, when received or three days after mailing, whichever is earlier, (ii) if telecopied, when transmitted and confirmation is received, and (iii) if delivered, upon delivery.

         No failure on the part of the Lender to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by the Lender preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy of the Lender. No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         The Borrower hereby agrees to pay on demand all costs and expenses (including, without limitation, all fees, expenses and other client charges of counsel to the Lender) incurred by the Lender in connection with (i) the preparation, execution, delivery, administration and amendment of this Note and the other Documents, and (ii) the enforcement of the Lender's rights, and the collection of all amounts due, hereunder.

         The Borrower hereby requests and authorizes the Lender to transfer the proceeds of the Loan in accordance with the wire transfer instructions set forth on Schedule I attached hereto.

         The Borrower hereby (i) irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Note, (ii) waives any defense based on doctrines of venue or forum non conveniens, or similar rules or doctrines, and (iii) irrevocably agrees that all claims in respect of such an action or proceeding may be heard and determined in such New York State or Federal court. The Borrower and the Lender (by its acceptance hereof) mutually waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.


                                          ALL STAR GAS CORPORATION


                                          By:  _______________________________
                                               Name:  Valeria Schall
                                               Title: Executive Vice President

                                               Address:

                                               119 West Commercial Street
                                               P.O. Box 303
                                               Lebanon, MO  65536

                                               Attention: ____________________

                                               Telephone:  (417) 532-3103
                                               Telecopier: (417) 532-9827

                                   SCHEDULE I
                                   ----------

                              PAYMENT INSTRUCTIONS
                              --------------------


All Star Gas Corporation

Wire Instructions to Purchase Propane on 1/16/03


--------------------------------------------------------------------------------
Wire Instruction # 1
Amount:                         $250,000.00
Bank Name:                                                           Arvest Bank
Bank Location:                                                     Jay, Oklahoma
Account:                                                          ConocoPhillips
ABA #:                                                                 103112976
Acct. #:                                                              0000040088
Re:                                               All Star Gas Corporation Acct.
--------------------------------------------------------------------------------

                             DEMAND PROMISSORY NOTE

US$250,000                                                   New York, New York
                                                             January 16, 2003


         ON DEMAND, the undersigned, ALL STAR GAS CORPORATION, a Missouri corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Madeleine L.L.C., a New York limited liability company (the "Lender") (i) the principal sum of TWO HUNDRED FIFTY THOUSAND United States Dollars (US$250,000) (the "Loan"), and (ii) interest on the principal amount remaining unpaid hereunder from time to time outstanding, from the date hereof until paid in full, at a fixed rate equal to 12.25% per annum, in each case, payable on demand.

         All interest shall be computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

         Notwithstanding any other provision of this Note, interest paid or becoming due hereunder, or any document or instrument executed in connection herewith, shall in no event exceed the maximum rate permitted by applicable law. Both principal and interest are payable in lawful money of the United States in immediately available funds to the Lender at 450 Park Avenue, 28th Floor, New York, New York 10022 or such other office as the Lender may designate.

         If any amount payable hereunder shall be due on a day on which the Lender is required or authorized to close in New York City (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest payable hereon.

         The Borrower may, at its option and upon not less than two Business Days' prior written notice to the Lender, prepay this Note, in whole at any time or in part from time to time, without penalty or premium, each such prepayment to be accompanied by the payment of accrued interest to the date of each prepayment on the amount prepaid, provided that each partial prepayment shall be in a principal amount equal to $100,000 or an integral multiple thereof.

         The Borrower represents and warrants as follows: (a) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) the execution, delivery and performance by the Borrower of this Note and each other instrument, agreement and other document delivered by the Borrower to the Lender in connection with this Note (the Note, together with all such other agreements, instruments and other documents, are hereinafter referred to individually as a "Document" and collectively as the "Documents") are within the Borrower's powers, have been duly authorized by all necessary action, and do not contravene (i) the Borrower's charter or by-laws; (b) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of any Document; (c) each Document constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; (d) the most recent financial statements of the Borrower previously delivered to the Lender fairly present the financial condition of the Borrower and the results of operations of the Borrower for the period ended on the date thereof, all in accordance with generally accepted accounting principles consistently applied, and since the date thereof there has been no material adverse change in the operations, business, property, assets or condition of the Borrower; and (e) there is no pending or threatened action or proceeding affecting the Borrower or any of its subsidiaries before any governmental agency or arbitrator which may materially adversely affect the financial condition or operation of the Borrower or any subsidiary, other than the current judgment against the Borrower and it's subsidiary, All Star Gas Inc. of Colorado, in the action entitled Harold C. Goss, liquidating Trustee for, Frank M. Chelf and David A. Chelf, as General Partners of Chelf Enterprises, plaintiff-appellee vs. Salgas Inc. of Crested Butte, Salgas, Inc. of Gunnison, Salida Gas Co., Inc., Empire Gas Corporation, defendant-appellant.

         As collateral security for all indebtedness, obligations and other liabilities of the Borrower to the Lender now or hereafter arising in connection with this Note (collectively, the "Obligations"), the Borrower hereby grants to the Lender a lien on and security interest in all property and assets of every kind, nature and description in which the Borrower at any time has rights (including, without limitation, all Accounts, Chattel Paper, Inventory, General Intangibles, Equipment, Goods, Investment Property, and Letter-of-Credit Rights, as such terms are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof) and/or that at any time has been delivered, transferred, mortgaged or assigned to, or deposited in or credited to an account with, the Lender or any third party(ies) acting on its behalf or designated by it or otherwise at any time is in the possession or under the control or recorded on the books of the Lender, or any third party(ies) acting on its behalf or designated by it, whether expressly as collateral or for safekeeping or for any other or different purpose, including, without limitation, any property that may be in transit by mail or courier for any purpose, or covered or affected by any documents in the Lender's possession or in possession of any such third party(ies) and all proceeds (including proceeds of proceeds) and products of any and all of the foregoing (collectively, the "Collateral"). In addition, the Lender is hereby authorized at any time and from time to time, to (a) file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral, (b) take such further action as may be necessary or reasonably desirable to perfect its security interest in, and lien on, the Collateral and (c) the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the Obligations, irrespective of whether or not the Lender shall have made any demand for payment and although such Obligations may be unmatured. The rights of the Lender under this paragraph are in addition to other rights and remedies that the Lender may have.

         The Lender may at any time (in its sole and absolute discretion) (i) declare the outstanding principal amount of this Note and all other amounts due under this Note to be immediately due and payable, whereupon the outstanding principal amount of the Loan under this Note and all such other amounts shall become and shall be forthwith due and payable within two Business Days after demand therefor (or such shorter period of time as may be agreed upon between the Lender and the Borrower), without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and (ii) exercise any and all of its other rights under applicable law, under this Note and under the other Documents.

         All payments made by the Borrower under this Note will be made without setoff, counterclaim or other defense of any kind.

         All notices or other communications provided for hereunder shall be in writing (including telecommunications) and shall be mailed, telecopied, telexed, telegraphed or delivered to the Borrower at the address of the Borrower set forth next to its signature, or at such other address as may hereafter be specified by the Borrower to the Lender (at its address set forth herein) in writing. All notices and communications shall be effective (i) if mailed, when received or three days after mailing, whichever is earlier, (ii) if telecopied, when transmitted and confirmation is received, and (iii) if delivered, upon delivery.

         No failure on the part of the Lender to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by the Lender preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy of the Lender. No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         The Borrower hereby agrees to pay on demand all costs and expenses (including, without limitation, all fees, expenses and other client charges of counsel to the Lender) incurred by the Lender in connection with (i) the preparation, execution, delivery, administration and amendment of this Note and the other Documents, and (ii) the enforcement of the Lender's rights, and the collection of all amounts due, hereunder.

         The Borrower hereby requests and authorizes the Lender to transfer the proceeds of the Loan in accordance with the wire transfer instructions set forth on Schedule I attached hereto.

         The Borrower hereby (i) irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Note, (ii) waives any defense based on doctrines of venue or forum non conveniens, or similar rules or doctrines, and (iii) irrevocably agrees that all claims in respect of such an action or proceeding may be heard and determined in such New York State or Federal court. The Borrower and the Lender (by its acceptance hereof) mutually waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.


                                           ALL STAR GAS CORPORATION


                                           By:  _______________________________
                                                Name:  Valeria Schall
                                                Title: Executive Vice President

                                                Address:

                                                119 West Commercial Street
                                                P.O. Box 303
                                                Lebanon, MO  65536

                                                Attention: ____________________

                                                Telephone:  (417) 532-3103
                                                Telecopier: (417) 532-9827

9364547.2



                                   SCHEDULE I
                                   ----------

                              PAYMENT INSTRUCTIONS
                              --------------------


All Star Gas Corporation

Wire Instructions to Purchase Propane on 1/16/03


--------------------------------------------------------------------------------
Wire Instruction # 1
Amount:                        $75,750.00
Bank Name:                                                           Arvest Bank
Bank Location:                                                     Jay, Oklahoma
Account:                                                          ConocoPhillips
ABA #:                                                                 103112976
Acct. #:                                                              0000040088
Re:                                               All Star Gas Corporation Acct.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Wire Instruction # 2
Amount:                        $83,750.00
Bank Name:                                                  JP Morgan Chase Bank
Bank Location:                                                      New York, NY
Account:                                                          ConocoPhillips
ABA #:                                                                 021000021
Acct. #:                                                               323330436
Credit to:                                                          Conoco, Inc.
Re:                                               All Star Gas Corporation Acct.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Wire Instruction # 3
Amount:                        $29,500.00
Bank Name:                                                  Chase Manhattan Bank
Bank Location:                                                      New York, NY
Account:                                                   Koch Industries, Inc.
ABA #:                                                                 021000021
Swift:                                                                  CAHSUS33
Acct. #:                                                             323-1-90359
For:                                                    Koch Hydrocarbon Company
Re:                                               All Star Gas Corporation Acct.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Wire Instruction # 4
Amount:                        $61,000.00
Bank Name:                                                  Chase Manhattan Bank
Bank Location:                                                      New York, NY
Account:                                                        NGL Supply, Inc.
ABA #:                                                                 021000021
Acct. #                                                              323-3-73496
For credit to:                                        Fortis Capital Corporation
Reference:                                                      NGL Supply, Inc.
Re:                                               All Star Gas Corporation Acct.
--------------------------------------------------------------------------------

                             DEMAND PROMISSORY NOTE

US$250,000                                                   New York, New York
                                                             January 2, 2003


         ON DEMAND, the undersigned, ALL STAR GAS CORPORATION, a Missouri corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Madeleine L.L.C., a New York limited liability company (the "Lender") (i) the principal sum of TWO HUNDRED FIFTY THOUSAND United States Dollars (US$250,000) (the "Loan"), and (ii) interest on the principal amount remaining unpaid hereunder from time to time outstanding, from the date hereof until paid in full, at a fixed rate equal to 12.25% per annum, in each case, payable on demand.

         All interest shall be computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

         Notwithstanding any other provision of this Note, interest paid or becoming due hereunder, or any document or instrument executed in connection herewith, shall in no event exceed the maximum rate permitted by applicable law. Both principal and interest are payable in lawful money of the United States in immediately available funds to the Lender at 450 Park Avenue, 28th Floor, New York, New York 10022 or such other office as the Lender may designate.

         If any amount payable hereunder shall be due on a day on which the Lender is required or authorized to close in New York City (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest payable hereon.

         The Borrower may, at its option and upon not less than two Business Days' prior written notice to the Lender, prepay this Note, in whole at any time or in part from time to time, without penalty or premium, each such prepayment to be accompanied by the payment of accrued interest to the date of each prepayment on the amount prepaid, provided that each partial prepayment shall be in a principal amount equal to $100,000 or an integral multiple thereof.

         The Borrower represents and warrants as follows: (a) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) the execution, delivery and performance by the Borrower of this Note and each other instrument, agreement and other document delivered by the Borrower to the Lender in connection with this Note (the Note, together with all such other agreements, instruments and other documents, are hereinafter referred to individually as a "Document" and collectively as the "Documents") are within the Borrower's powers, have been duly authorized by all necessary action, and do not contravene (i) the Borrower's charter or by-laws; (b) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of any Document; (c) each Document constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; (d) the most recent financial statements of the Borrower previously delivered to the Lender fairly present the financial condition of the Borrower and the results of operations of the Borrower for the period ended on the date thereof, all in accordance with generally accepted accounting principles consistently applied, and since the date thereof there has been no material adverse change in the operations, business, property, assets or condition of the Borrower; and (e) there is no pending or threatened action or proceeding affecting the Borrower or any of its subsidiaries before any governmental agency or arbitrator which may materially adversely affect the financial condition or operation of the Borrower or any subsidiary, other than the current judgment against the Borrower and it's subsidiary, All Star Gas Inc. of Colorado, in the action entitled Harold C. Goss, liquidating Trustee for, Frank M. Chelf and David A. Chelf, as General Partners of Chelf Enterprises, plaintiff-appellee vs. Salgas Inc. of Crested Butte, Salgas, Inc. of Gunnison, Salida Gas Co., Inc., Empire Gas Corporation, defendant-appellant.

         As collateral security for all indebtedness, obligations and other liabilities of the Borrower to the Lender now or hereafter arising in connection with this Note (collectively, the "Obligations"), the Borrower hereby grants to the Lender a lien on and security interest in all property and assets of every kind, nature and description in which the Borrower at any time has rights (including, without limitation, all Accounts, Chattel paper, Inventory, General Intangibles, Equipment, Goods, Investment Property, and Letter-of-Credit Rights, as such terms are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof) and/or that at any time has been delivered, transferred, mortgaged or assigned to, or deposited in or credited to an account with, the Lender or any third party(ies) acting on its behalf or designated by it or otherwise at any time is in the possession or under the control or recorded on the books of the Lender, or any third party(ies) acting on its behalf or designated by it, whether expressly as collateral or for safekeeping or for any other or different purpose, including, without limitation, any property that may be in transit by mail or courier for any purpose, or covered or affected by any documents in the Lender's possession or in possession of any such third party(ies) and all proceeds and products of any and all of the foregoing (collectively, the "Collateral"). In addition, the Lender is hereby authorized at any time and from time to time, to (a) file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral, (b) take such further action as may be necessary or reasonably desirable to perfect its security interest in, and lien on, the Collateral and (c) the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the Obligations, irrespective of whether or not the Lender shall have made any demand for payment and although such Obligations may be unmatured. The rights of the Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off and any other liens and security interests created or arising as contemplated by the letter dated the date hereof, by the Borrower to the Lender, in respect of this Note) that the Lender may have.

         The Lender may at any time (in its sole and absolute discretion) (i) declare the outstanding principal amount of this Note and all other amounts due under this Note to be immediately due and payable, whereupon the outstanding principal amount of the Loan under this Note and all such other amounts shall become and shall be forthwith due and payable within two Business Days after demand therefor (or such shorter period of time as may be agreed upon between the Lender and the Borrower), without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and (ii) exercise any and all of its other rights under applicable law, under this Note and under the other Documents.

         All payments made by the Borrower under this Note will be made without setoff, counterclaim or other defense of any kind.

         All notices or other communications provided for hereunder shall be in writing (including telecommunications) and shall be mailed, telecopied, telexed, telegraphed or delivered to the Borrower at the address of the Borrower set forth next to its signature, or at such other address as may hereafter be specified by the Borrower to the Lender (at its address set forth herein) in writing. All notices and communications shall be effective (i) if mailed, when received or three days after mailing, whichever is earlier, (ii) if telecopied, when transmitted and confirmation is received, and (iii) if delivered, upon delivery.

         No failure on the part of the Lender to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by the Lender preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy of the Lender. No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         The Borrower hereby agrees to pay on demand all costs and expenses (including, without limitation, all fees, expenses and other client charges of counsel to the Lender) incurred by the Lender in connection with (i) the preparation, execution, delivery, administration and amendment of this Note and the other Documents, and (ii) the enforcement of the Lender's rights, and the collection of all amounts due, hereunder.

         The Borrower hereby requests and authorizes the Lender to transfer the proceeds of the Loan in accordance with the wire transfer instructions set forth on Schedule I attached hereto.

         The Borrower hereby (i) irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Note, (ii) waives any defense based on doctrines of venue or forum non conveniens, or similar rules or doctrines, and (iii) irrevocably agrees that all claims in respect of such an action or proceeding may be heard and determined in such New York State or Federal court. The Borrower and the Lender (by its acceptance hereof) mutually waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.


                                        ALL STAR GAS CORPORATION


                                        By:  _________________________________
                                             Name:
                                             Title:

                                             Address:



                                             Attention: ______________________

                                             Telephone:  _____________________
                                             Telecopier: _____________________

                                   SCHEDULE I
                                   ----------

                              PAYMENT INSTRUCTIONS
                              --------------------


All Star Gas Corporation

Wire Instructions to Purchase Propane on 1/2/03


--------------------------------------------------------------------------------
Wire Instruction # 1
--------------------
Amount:                         $             188,025.00
Bank Name:                                                           Arvest Bank
Bank Location:                                                     Jay, Oklahoma
Account:                                                          ConocoPhillips
ABA #:                                                                 103112976
Acct. #:                                                              0000040088
Re:                                               All Star Gas Corporation Acct.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Wire Instruction # 2
--------------------
Amount:                         $             11,975.00
Bank Name:                                                  JP Morgan Chase Bank
Bank Location:                                                      New York, NY
Account:                                                          ConocoPhillips
ABA #:                                                                 021000021
Acct. #:                                                               323330436
Credit to:                                                          Conoco, Inc.
Re:                                               All Star Gas Corporation Acct.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Wire Instruction # 3
--------------------
Amount:                         $               50,000.00
Bank Name:                                                  Chase Manhattan Bank
Bank Location:                                                      New York, NY
Account:                                                    Koch Industries, Inc
ABA #:                                                                 021000021
Swift:                                                                  CAHSUS33
Acct. #:                                                             323-1-90359
For:                                                    Koch Hydrocarbon Company
Re:                                               All Star Gas Corporation Acct.
--------------------------------------------------------------------------------

                             DEMAND PROMISSORY NOTE

US$250,000                                                   New York, New York
                                                             January 2, 2003


         ON DEMAND, the undersigned, ALL STAR GAS CORPORATION, a Missouri corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Morgan Stanley Emerging Markets Inc. (the "Lender") (i) the principal sum of TWO HUNDRED FIFTY THOUSAND United States Dollars (US$250,000) (the "Loan"), and (ii) interest on the principal amount remaining unpaid hereunder from time to time outstanding, from the date hereof until paid in full, at a fixed rate equal to 12.25% per annum, in each case, payable on demand.

         All interest shall be computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

         Notwithstanding any other provision of this Note, interest paid or becoming due hereunder, or any document or instrument executed in connection herewith, shall in no event exceed the maximum rate permitted by applicable law. Both principal and interest are payable in lawful money of the United States in immediately available funds to the Lender at 1585 Broadway New York, New York 10036 or such other office as the Lender may designate.

         If any amount payable hereunder shall be due on a day on which the Lender is required or authorized to close in New York City (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest payable hereon.

         The Borrower may, at its option and upon not less than two Business Days' prior written notice to the Lender, prepay this Note, in whole at any time or in part from time to time, without penalty or premium, each such prepayment to be accompanied by the payment of accrued interest to the date of each prepayment on the amount prepaid, provided that each partial prepayment shall be in a principal amount equal to $100,000 or an integral multiple thereof.

         The Borrower represents and warrants as follows: (a) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) the execution, delivery and performance by the Borrower of this Note and each other instrument, agreement and other document delivered by the Borrower to the Lender in connection with this Note (the Note, together with all such other agreements, instruments and other documents, are hereinafter referred to individually as a "Document" and collectively as the "Documents") are within the Borrower's powers, have been duly authorized by all necessary action, and do not contravene (i) the Borrower's charter or by-laws; (b) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of any Document; (c) each Document constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; (d) the most recent financial statements of the Borrower previously delivered to the Lender fairly present the financial condition of the Borrower and the results of operations of the Borrower for the period ended on the date thereof, all in accordance with generally accepted accounting principles consistently applied, and since the date thereof there has been no material adverse change in the operations, business, property, assets or condition of the Borrower; and (e) there is no pending or threatened action or proceeding affecting the Borrower or any of its subsidiaries before any governmental agency or arbitrator which may materially adversely affect the financial condition or operation of the Borrower or any subsidiary, other than the current judgment against the Borrower and it's subsidiary, All Star Gas Inc. of Colorado, in the action entitled Harold C. Goss, liquidating Trustee for, Frank M. Chelf and David A. Chelf, as General Partners of Chelf Enterprises, plaintiff-appellee vs. Salgas Inc. of Crested Butte, Salgas, Inc. of Gunnison, Salida Gas Co., Inc., Empire Gas Corporation, defendant-appellant.

         As collateral security for all indebtedness, obligations and other liabilities of the Borrower to the Lender now or hereafter arising in connection with this Note (collectively, the "Obligations"), the Borrower hereby grants to the Lender a lien on and security interest in all property and assets of every kind, nature and description in which the Borrower at any time has rights (including, without limitation, all Accounts, Chattel paper, Inventory, General Intangibles, Equipment, Goods, Investment Property, and Letter-of-Credit Rights, as such terms are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof) and/or that at any time has been delivered, transferred, mortgaged or assigned to, or deposited in or credited to an account with, the Lender or any third party(ies) acting on its behalf or designated by it or otherwise at any time is in the possession or under the control or recorded on the books of the Lender, or any third party(ies) acting on its behalf or designated by it, whether expressly as collateral or for safekeeping or for any other or different purpose, including, without limitation, any property that may be in transit by mail or courier for any purpose, or covered or affected by any documents in the Lender's possession or in possession of any such third party(ies) and all proceeds and products of any and all of the foregoing (collectively, the "Collateral"). In addition, the Lender is hereby authorized at any time and from time to time, to (a) file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral, (b) take such further action as may be necessary or reasonably desirable to perfect its security interest in, and lien on, the Collateral and (c) the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the Obligations, irrespective of whether or not the Lender shall have made any demand for payment and although such Obligations may be unmatured. The rights of the Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off and any other liens and security interests created or arising as contemplated by the letter dated the date hereof, by the Borrower to the Lender, in respect of this Note) that the Lender may have.

         The Lender may at any time (in its sole and absolute discretion) (i) declare the outstanding principal amount of this Note and all other amounts due under this Note to be immediately due and payable, whereupon the outstanding principal amount of the Loan under this Note and all such other amounts shall become and shall be forthwith due and payable within two Business Days after demand therefor (or such shorter period of time as may be agreed upon between the Lender and the Borrower), without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and (ii) exercise any and all of its other rights under applicable law, under this Note and under the other Documents.

         All payments made by the Borrower under this Note will be made without setoff, counterclaim or other defense of any kind.

         All notices or other communications provided for hereunder shall be in writing (including telecommunications) and shall be mailed, telecopied, telexed, telegraphed or delivered to the Borrower at the address of the Borrower set forth next to its signature, or at such other address as may hereafter be specified by the Borrower to the Lender (at its address set forth herein) in writing. All notices and communications shall be effective (i) if mailed, when received or three days after mailing, whichever is earlier, (ii) if telecopied, when transmitted and confirmation is received, and (iii) if delivered, upon delivery.

         No failure on the part of the Lender to exercise, and no delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof by the Lender preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy of the Lender. No amendment or waiver of any provision of this Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         The Borrower hereby agrees to pay on demand all costs and expenses (including, without limitation, all fees, expenses and other client charges of counsel to the Lender) incurred by the Lender in connection with (i) the preparation, execution, delivery, administration and amendment of this Note and the other Documents, and (ii) the enforcement of the Lender's rights, and the collection of all amounts due, hereunder.

         The Borrower hereby requests and authorizes the Lender to transfer the proceeds of the Loan in accordance with the wire transfer instructions set forth on Schedule I attached hereto.

         The Borrower hereby (i) irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to this Note, (ii) waives any defense based on doctrines of venue or forum non conveniens, or similar rules or doctrines, and (iii) irrevocably agrees that all claims in respect of such an action or proceeding may be heard and determined in such New York State or Federal court. The Borrower and the Lender (by its acceptance hereof) mutually waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Note.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.


                                           ALL STAR GAS CORPORATION


                                           By:  ______________________________
                                                Name:
                                                Title:

                                                Address:



                                                Attention: ___________________

                                                Telephone:  __________________
                                                Telecopier: __________________

                                   SCHEDULE I
                                   ----------

                              PAYMENT INSTRUCTIONS
                              --------------------


All Star Gas Corporation

Wire Instructions to Purchase Propane on 1/2/03


--------------------------------------------------------------------------------
Wire Instruction # 1
Amount:                              $        250,000.00
Bank Name:                                                  JP Morgan Chase Bank
Bank Location:                                                      New York, NY
Account:                                                          ConocoPhillips
ABA #:                                                                 021000021
Acct. #:                                                               323330436
Credit to:                                                          Conoco, Inc.
Re:                                               All Star Gas Corporation Acct.
--------------------------------------------------------------------------------